Exhibit 10.42

PERU COPPER INC.

and

COMPUTERSHARE TRUST COMPANY OF CANADA

NOTE INDENTURE

PROVIDING FOR THE ISSUE OF

CONVERTIBLE UNSECURED NOTES

CASSELS BROCK & BLACKWELL LLP

TORONTO

TABLE OF CONTENTS

ARTICLE 1 - INTERPRETATION		2
1.1	Definitions	2

1.2	Meaning of	7

1.3	Interpretation not Affected by Heading, etc.	7

1.4	Statute References	7

1.5	References to Currency	7

1.6	Not a Business Day	8

1.7	Invalidity of Provisions	8

1.8	Governing Law	8

ARTICLE 2 - THE NOTES		8

2.1	Limitation on Issue and Designation	8

2.2	Convertible Notes	8

2.3	Form of Notes	10

2.4	U.S. Legend	11

2.5	Issue of Notes	13

2.6	Execution of Notes	13

2.7	Certification	13

2.8	Concerning Interest	14

2.9	Notes to Rank Equally	14

2.10	Registration of Notes	14

2.11	Payment of Principal and Interest in respect of Notes	16

2.12	Ownership of Notes	16

2.13	Exchange of Notes	17

2.14	Replacement of Notes	17

ARTICLE 3 - CONVERSION		18

3.1	Conversion Privilege of Notes	18

3.2	Manner of Exercise of Right to Convert Notes	18

3.3	Conversion of Notes upon IPO Completion Date	19

3.3	Conversion of Notes upon IPO Completion Date	19

3.4	Adjustment of Conversion Price of Notes	19

3.5	Other Adjustment of Conversion Price of Notes	24

3.6	Rules Regarding Calculation of Adjustment of Conversion Price	24

3.7	No Requirement to Issue Fractional Shares	25

3.8	Corporation to Reserve Shares	25

3.9	Taxes and Charges on Conversion	25

3.10	Cancellation of Converted Notes	25

3.11	Certificate as to Adjustment	26

3.12	Notice of Special Matters	26

3.13	Protection of Trustee	26

ARTICLE 4 - COVENANTS OF THE CORPORATION		27

4.1	General Covenants	27

4.2	Trustee may Perform Covenants	27

4.3	Trustee’s Remuneration and Expenses	28

4.3	Trustee’s Remuneration and Expenses	28

ARTICLE 5 - DEFAULT AND ENFORCEMENT		28

5.1	Events of Default	28

5.2	Notice of Events of Default	28

5.3	Acceleration on Default	29

5.4	Waiver of Default	29

5.5	Enforcement by the Trustee	30

5.6	Noteholders May Not Sue	30

5.7	Application of Moneys	31

5.8	Distribution of Moneys	32

5.9	Persons Dealing with Trustee	32

5.11	Remedies Cumulative	32

5.12	Judgment Against the Corporation	33

ARTICLE 6 - SATISFACTION AND DISCHARGE		33

6.1	Cancellation and Destruction	33

6.2	Discharge	33

ARTICLE 7 - MEETINGS OF NOTEHOLDERS		33

7.1	Right to Attend Shareholders’ Meeting and Convene Noteholders’ Meetings	33

7.2	Notice	34

- ii -

7.3	Chairman	34

7.4	Quorum	34

7.5	Power to Adjourn	35

7.6	Show of Hands	35

7.7	Poll and Voting	35

7.8	Regulations	35

7.9	Corporation, Trustee and Counsel maybe Represented	36

7.10	Powers Exercisable by Extraordinary Resolution	36

7.11	Meaning of “Extraordinary Resolution”	37

7.12	Powers Cumulative	38

7.13	Minutes	38

7.14	Instruments in Writing	38

7.15	Binding Effect of Resolutions	38

ARTICLE 8 - NOTICES		39

8.1	Notice to the Corporation and the Trustee	39

8.2	Notice to the Noteholders	41

8.2	Notice to the Noteholders	41

8.3	Mail Service Interruption	41

ARTICLE 9 - CONCERNING THE TRUSTEE		42

9.1	Note Indenture Legislation	42

9.2	No Conflict of Interest	42

9.3	Rights and Duties of Trustee	42

9.4	Evidence, Experts and Advisers	43

9.5	Trustee May Deal in Notes	44

9.6	Trustee Not required to Give Security	44

9.7	Protection of Trustee	44

9.8	Investment of Trust Moneys	45

9.9	Action by Trustee to Protect Interests	45

9.10	Replacement of Trustee	45

9.11	Acceptance of Trusts	46

9.12	Indemnity of Trustee	46

- iii -

ARTICLE 10 - SUPPLEMENTAL INDENTURES		46

10.1	Supplemental Indentures	46

ARTICLE 11 - EXECUTION		48

11.1	Counterparts and Formal Date	48

11.2	Language of Indenture	49

- iv -

THIS NOTE INDENTURE made as of the 18th day of March, 2004

BETWEEN:
PERU COPPER INC., a corporation incorporated under the laws of Canada

(hereinafter called the “Corporation”)

OF THE FIRST PART

-and-

COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada and having an office in the City of Toronto in the Province of Ontario

(hereinafter called the “Trustee”)

OF THE SECOND PART

WHEREAS the Corporation considers it necessary for its corporate purposes to create and issue Notes in the manner provided herein; and

WHEREAS all necessary resolutions of the directors of the Corporation have been duly passed and confirmed and other proceedings taken to make certain Notes, when certified by the Trustee and issued as provided in this Note Indenture, valid, binding and legal obligations of the Corporation with the benefits and subject to the terms of this Note Indenture and to make this Note Indenture a valid and binding indenture in accordance with its terms; and

WHEREAS the foregoing recitals are made as representations and statements of fact by the Corporation and not by the Trustee;

NOW THEREFORE THIS INDENTURE WITNESSES and it is hereby covenanted, agreed and declared as follows:

ARTICLE 1

INTERPRETATION

1.1	Definitions

In this Note Indenture, unless there is something in the subject matter or context inconsistent therewith:

“Accredited Investor” means an accredited investor as defined in Rule 501 (a) of Regulation D;

“Agency Agreement” means the agency agreement entered into by, among others, the Corporation and the Agents, dated March 18, 2004;

“Agents” means BMO Nesbitt Burns Inc., Haywood Securities Inc., and their respective U.S. Affiliates;

“Arm’s Length” has the meaning specified to such term by the Income Tax Act (Canada);

“Business Day” means any day, other than Saturday, Sunday, a day on which banks are closed in the City of Toronto, Ontario or any civic or statutory holiday in the City of Toronto;

“CBCA” means the Canada Business Corporations Act as may be amended from time to time, and shall be deemed to be any act substituted therefore;

“Common Share Reorganization” has the meaning attributed to such term in subsection 4.3(2);

“Certificate of the Corporation” means a certificate signed in the name of the Corporation by the Chief Executive Officer or any other authorized signing officer of the Corporation, and may consist of one or more instruments so executed;

“Closing Date” or “Closing Dates”, as the context requires, means one or more or both of the First Closing Date or the Second Closing Date;

“Common Shares” means the Common Shares in the capital of the Corporation, as such shares exist at the close of business on the date of execution and delivery of this Indenture; provided that, in the event of a subdivision, redivision, reduction, combination or consolidation thereof, or successive such subdivisions, redivisions, reductions, combinations or consolidations, then, subject to adjustments, if any, having been made in accordance with section 4.3, “Common Shares” shall thereafter mean the shares resulting from such subdivision, redivision, reduction, combination or consolidation;

“Control” has the meaning specified thereto in the CBCA;

“Conversion Price” has the meaning attributed to such term in section 3.1;

“Corporation” includes any successor corporation to or of the party of the first part that shall have complied with the provisions of Article Nine;

“Counsel” means a barrister or solicitor or firm of barristers and solicitors retained by the Trustee, who may be counsel to the Corporation, or retained by the Corporation and acceptable to the Trustee;

“Current Price” means the price reasonably ascribed to the Common Shares by the Directors;

“Date of Conversion” has the meaning attributed to such term in section 3.2;

“Director” means a director of the Corporation for the time being and “Directors” means the board of directors of the Corporation or, whenever duly empowered, the executive committee (if any) of the board of directors of the Corporation for the time being, and reference to action by the Directors means action by the directors as a board or action by the executive committee of the board as a committee;

“Dividends Paid in the Ordinary Course” means dividends paid in cash on the Common Shares in any financial year of the Corporation;

“Event of Default” has the meaning attributed to such term in section 5.1;

“Extraordinary Resolution” has the meaning attributed to such term in sections 8.12 and 8.15;

“First Closing Date” means March 18, 2004 or such other date as the Corporation and the Agents may mutually agree upon;

“Generally Accepted Accounting Principles” means generally accepted accounting principles in Canada from time to time;

“Holder” means, in relation to any Note, the registered holder of such Note at the time in question;

“Indenture Legislation” has the meaning attributed to such term in section 10.1;

“IPO” means a Qualified IPO or a Non-Qualified IPO;

“IPO Completion Date” means the date upon which the Corporation completes an IPO;

“MRRS Decision Document” means the decision document issued pursuant to the Mutual Reliance Review System for Prospectuses and Annual Information Forms evidencing that receipts have been obtained for the Prospectus in each of the Qualification Provinces;

“Non-Qualified IPO” means (i) an initial public offering of Common Shares with an offering amount of less than US$25 million, or a reverse-take over transaction, pursuant to which the Common Shares (in the case of an initial public offering) or common shares of the acquiring company (in the case of a reverse take-over) are listed on the Toronto Stock Exchange or another internationally recognized stock exchange, provided that the prospectus (the “Prospectus”) with respect to the Non-Qualified IPO qualifies (A) the Common Shares issuable pursuant to the automatic conversion of the Notes and (B) the Warrants issued upon the automatic conversion of the Special Warrants or (C) the common shares issuable upon conversion of the Notes and the Warrants of the acquiring company in a reverse take-over transaction such that those shares are freely tradeable; or (ii) a merger, amalgamation, arrangement, take-over or other form of corporate transaction pursuant to which an Arm’s Length third party acquires voting Control of the Corporation, provided that such transaction is accepted by an Extraordinary Resolution hereunder and holders of 66 2/3% of the Common Shares and further provided that the holders of the Common Shares and the Notes receive either cash and/or freely tradeable equity securities that are listed on an internationally recognized stock exchange in connection with such a transaction;

“Notes” means the convertible unsecured notes of the Corporation issued under this Note Indenture in principal amount of up to US$15,390,000.57;

“Noteholders” or “Holders” means the Persons for the time being entered in the registers hereinafter mentioned as holders of Notes;

“Noteholders’ Request” means an instrument signed in one or more counterparts by the Holders of not less than 25% in principal amount of the outstanding Notes requesting the Trustee to take the action or proceeding specified therein;

“Person” means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, government or governmental authority or entity, however designated or constituted;

“Qualification Provinces” each of the provinces of British Columbia and Ontario;

“Qualified IPO” means (i) an initial public offering of Common Shares with a minimum offering amount of US$25 million, or a reverse-take over transaction, pursuant to which the Common Shares (in the case of an initial public offering) or common shares of the acquiring company (in the case of a reverse take-over) are listed on the Toronto Stock Exchange or another internationally recognized stock exchange, provided that the prospectus (the “Prospectus”) with respect to the Non-Qualified IPO qualifies (A) the Common Shares issuable pursuant to the automatic conversion of the Notes and (B) the Warrants issued upon the automatic conversion of the Special Warrants or (C) the common shares issuable upon conversion of the Notes and the Warrants of the acquiring company in a reverse take-over transaction such that those shares are freely tradeable; or (ii) a merger, amalgamation, arrangement, take-over or other form of corporate transaction pursuant to which an Arm’s Length third party acquires voting Control of the Corporation, provided that such transaction is accepted by an Extraordinary Resolution hereunder and holders of 66 2/3% of the Common Shares and further provided that the holders of the Common Shares and the Notes receive either cash and/or freely tradeable equity securities that are listed on an internationally recognized stock exchange in connection with such a transaction;

“Regulation D” means Regulation D under the U.S. Securities Act;

“Regulation S” means Regulation S under the U.S. Securities Act;

“Rights Offering” and “Rights Period” have the meanings attributed to such terms in

“Second Closing Date” means April 30, 2004 or such other date as the Corporation and the Agents may mutually agree upon;

“Secondary Notes” means the up to US$3,990,000 principal amount of Notes that are issued by the Corporation on the Second Closing Date; such Notes having a Conversion Price at the time of issue of US$1.33, subject to amendment pursuant to the terms of this Indenture;

“Securities Commissions” means the securities commissions or similar regulatory authorities in the Qualification Provinces;

“Securities Laws” means, as applicable, the securities laws, regulations, rules, rulings and orders in each of the Qualification Provinces and the United States and each of the states of the United States, the applicable policy statements issued by the securities regulators in each of the provinces and territories of Canada, the United States and each of the states of the United States, and the rules of the TSX or other stock exchange upon which are listed the Common Shares (as applicable);

“Special Warrants” means the special warrants of the Corporation, which partly comprises the units of the Corporation issued on the First Closing Date, each whole Special Warrant entitles the holder thereof to acquire one Warrant without payment of additional consideration at any time and from time to time in accordance with the special warrant indenture between the Company and Computershare Trust Company of Canada dated March 18, 2004;

“Successor Corporation” has the meaning attributed to such term in section 7.1;

“this Indenture”, “this Note Indenture”, “hereto”, “hereby”, “hereunder”, “hereof”, “herein” and similar expressions refer to this indenture and not to any particular Article, section, subsection, paragraph, subsection, subdivision or other portion hereof, and include any and every supplemental indenture; and “supplemental indenture” and “indenture supplemental hereto” include any and every instrument supplemental or ancillary hereto or in implement hereof;

“Treasury Notes” means the US$11,400,000.57 principal amount of Notes that are issued by the Corporation on the First Closing Date; such Notes having a Conversion Price at the time of issue of US$1.33, subject to amendment pursuant to the terms of this Indenture;

“Trustee” means the party of the second part and its successors for the time being in the trusts hereby created;

“U.S. Affiliates” means Harris Nesbitt Corp. and Haywood Securities (USA) Inc., the United States broker-dealer affiliates of BMO Nesbitt Burns Inc. and Haywood Securities Inc., respectively;

“U.S. Person” means a U.S. Person as that term is defined in Regulation S of the U.S. Securities Act;

“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

“Warrants” means a common share purchase warrant of the Corporation, each whole Warrant entitling the holder thereof to acquire one Common Share at a price of US$2.00 for a period of 24 months following the First Closing Date;

“Written Order of the Corporation”, “Written Request of the Corporation” and “Written Direction of the Corporation” mean, respectively, an order, a request or a direction signed in the name of the Corporation by the Chief Executive Officer or any authorized signing officer of the Corporation, and may consist of one or more instruments so executed.

Words importing the singular include the plural and vice versa and words importing the masculine gender include the feminine gender and vice versa.

1.2	Meaning of “outstanding” for Certain Purposes

Every Note certified and delivered by the Trustee hereunder shall be deemed to be outstanding until it shall be cancelled or delivered to the Trustee for cancellation, or a new Note shall be issued in substitution therefor under section 2.14, or moneys for the payment thereof shall be set aside under Article Eight, provided that:

(a)	where a new Note has been issued in substitution for a Note which has been lost, stolen or destroyed, only one of such Notes shall be counted for the purpose of determining the aggregate principal amount of Notes outstanding;

(b)	Notes which have been partially redeemed, purchased or converted shall be deemed to be outstanding only to the extent of the unredeemed, unpurchased or unconverted part of the principal amount thereof;

(c)	for the purpose of any provision of this Indenture entitling Holders of outstanding Notes to vote, sign consents, requests or other instruments or take other action under this Indenture, Notes owned legally or equitably by the Corporation or any subsidiary (as defined in the Canada Business Corporations Act) of the Corporation shall be disregarded, except that:

(i)	for the purpose of determining whether the Trustee shall be protected in relying on any such vote, consent, request or other instrument or other action, only the Notes of which the Trustee has notice that they are so owned shall be so disregarded; and

(ii)	Notes so owned that have been pledged in good faith other than to the Corporation or a subsidiary (as defined in the Canada Business Corporations Act) of the Corporation shall not be so disregarded if the pledgee shall establish, to the satisfaction of the Trustee, the pledgee’s right to vote such Notes in his discretion free from the control of the Corporation or the subsidiary (as defined in the Canada Business Corporations Act) of the Corporation.

1.3	Interpretation not Affected by Heading, etc.

The division of this Indenture into Articles, sections, subsections and paragraphs, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

1.4	Statute References

Any reference in this Indenture to a statute shall be deemed to be a reference to such statute as amended, re-enacted or replaced from time to time.

1.5	References to Currency

Any reference in this Indenture to “Dollars”, “dollars” or “$” shall be deemed to be a reference to lawful money of the United States unless otherwise expressly indicated.

1.6	Not a Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken on or before the requisite time on the first Business Day thereafter.

1.7	Invalidity of Provisions

Each of the provisions contained in this Indenture or the Notes is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof or thereof.

1.8	Governing Law

This Indenture and the Notes shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated in all respects as Ontario contracts.

ARTICLE 2

THE NOTES

2.1	Limitation on Issue and Designation

The aggregate principal amount of Notes that may be issued and certified hereunder is limited to US$15,390,000.57, which shall be comprised of Treasury Notes in an aggregate principal amount of US$11,400,000.57 to be issued on the First Closing Date and Secondary Notes in an aggregate principal amount of up to US$3,990,000 to be issued on the Second Closing Date.

2.2	Convertible Notes

(a) The Notes to be issued hereunder shall consist of and be limited to an aggregate principal amount of US$15,390,000.57 and such Notes are hereby designated “Convertible Unsecured Notes” and are referred to herein as the Notes.

(b) Subject to section 2.8, the Notes shall be dated the date of their issue and shall not bear interest.

(c) The principal of the Notes is payable on the demand of Holders and will be made payable in lawful United States money or by the issuance of Common Shares, at the election of the Corporation, against surrender thereof to the Corporation by the respective Holders at the principal office of the Trustee in the City of Toronto, Ontario.

(d) The Holder of a Note demanding repayment of the principal amount outstanding under such Note shall surrender such Note, prior to the IPO Completion Date, to the Trustee at its principal office in the City of Toronto, Ontario, together with written notice in form and substance satisfactory to the Trustee, exercising his demand right in accordance with this section 2.1. For the purposes hereof, a Note shall be deemed to be surrendered for repayment on the date (the “Date of Demand”) on which it is so surrendered in accordance with the provisions hereof and, in the case of a Note so surrendered by mail or other means of delivery, on the date on which it is received by the Trustee at its principal offices, if any, in the City of Toronto, Ontario. Upon receipt of a Note together with written notice demanding repayment, the Trustee shall forthwith provide written notice to the Corporation of such demand, in accordance with Article Eight hereof. Upon receipt of written notice from the Trustee in respect of the demand repayment, the Corporation shall have three Business Days to elect to repay the Note surrendered pursuant to this section or to satisfy such demand by issuing to the surrendering Noteholder such number of Common Shares as would be issued to such Noteholder if the Noteholder had elected to convert the Note into Common Shares pursuant to Article Three, as of the Date of Demand. The Corporation shall make any withholdings or deductions in respect of taxes required by law or by the interpretation or administration thereof and shall remit the full amount withheld or deducted to the relevant taxing authority in accordance with applicable law. The Trustee shall have no obligation to verify any payments under the Income Tax Act (Canada) or any provision of any provincial, state, local or foreign law.

(e) If the Corporation elects to repay in cash the Note surrendered in accordance with section 2.1, the Corporation shall forward or cause to be forwarded by first class mail, postage prepaid (or in the event of mail service interruption by such other means as the Trustee and the Corporation shall determine to be appropriate), to the Holder for the time being at his address appearing on the register of Noteholders maintained by the Trustee a cheque for such principal (less any tax required by law to be deducted) payable to the order of such Holder. The forwarding of such cheque shall satisfy and discharge the liability for the principal on such Notes to the extent of the sum represented thereby (plus the amount of any tax deducted as aforesaid) unless such cheque is not paid on presentation. In the event of the non-receipt of such cheque by the Holder or the loss or destruction thereof, the Corporation, upon being furnished with evidence of such non-receipt, loss or destruction and indemnity reasonably satisfactory to it, shall issue or cause to be issued to such Holder a replacement cheque for the amount of such cheque. The Corporation shall make any withholdings or deductions in respect of taxes required by law or by the interpretation or administration thereof and shall remit the full amount withheld or deducted to the relevant taxing authority in accordance with applicable law. The Trustee shall have no obligation to verify any payments under the Income Tax Act (Canada) or any provision of any provincial, state, local or foreign law.

(f) If the Corporation elects to issue Common Shares in repayment the Note surrendered in accordance with section 2.2(d), the Corporation shall forward or cause to be forwarded by first class mail, postage prepaid (or in the event of mail service interruption by such other means as the Trustee and the Corporation shall determine to be appropriate), to the Holder for the time being at his address appearing on the register of Noteholders maintained by the Trustee a certificate representing that number of Common Shares that the Noteholder was entitled to receive upon conversion of the Note, as of the date the Note was surrendered for repayment, in accordance with Article Three, for such principal (less any tax required by law to be deducted) payable to the order of such Holder. The forwarding of such Common Share certificate shall satisfy and discharge the liability for the principal of such Notes (plus the amount of any tax deducted as aforesaid). In the event of the non-receipt of such certificate by the Holder or the loss or destruction thereof, the Corporation, upon being furnished with evidence of such non-receipt, loss or destruction and indemnity reasonably satisfactory to it, shall issue or cause to be issued to such Holder a replacement certificate for the number of Common Shares represented by such certificate. The Corporation shall direct the Trustee in writing to issue such common shares and shall direct the Trustee as to what legend such certificates shall bear.

(g) Where Notes are registered in more than one name, the cheque or Common Share certificate issued in repayment of the outstanding principal amount of any Note shall be payable to, or registered in the name of, all such Holders, unless the Corporation has received written instructions from them to the contrary, and the receipt of any one of such Holders therefor shall be a complete discharge to the Trustee, any registrar of Notes and the Corporation.

(h) All payments, by cash, Common Shares or otherwise, made by the Corporation to or for the benefit of the Holders in respect of the Notes including, without limitation, any payments of principal shall be made free and clear of any taxes, including withholding taxes, unless such deduction or withholding is required by law. In the event that any deduction or withholding is required by law, the Corporation shall promptly pay the amount required to be so deducted or withheld to the applicable taxing authority on a timely basis and pay to or for the benefit of such Holder such additional amounts as may be necessary in order that the net amount received by such Holder, after and free and clear of any deduction for such taxes (including any such taxes payable on the additional amounts paid to or for the benefit of such Holder) shall equal the amount such Holder would have received had no such deduction or withholding been required. The Trustee shall not be responsible for any tax withholding obligations, tax deductions or any reporting obligations.

2.3	Form of Notes

(a) The Treasury Notes shall be issued on the First Closing Date as fully registered Notes. The Secondary Notes shall be issued on the Second Closing Date as fully registered Notes. The Notes and the certificate of the Trustee endorsed thereon shall be in the English language and shall be in the form set out in Schedule A to this Indenture with such appropriate additions, deletions, substitutions and variations as the Trustee may approve and shall bear such distinguishing letters and numbers as the Trustee may approve, such approval of the Trustee to be conclusively evidenced by its certification of the Notes.

(B) The Notes may be engraved, printed or lithographed, or partly in one form and partly in another, as the Corporation may determine.

2.4	U.S. Legend

(a) The Notes and the Common Shares issuable upon conversion of the Notes have not been registered under the U.S. Securities Act.

Each Note originally issued to a U.S. Person, a person in the United States or a person for the account or benefit of a U.S. Person or a person in the United States, the certificates evidencing the Common Shares issued upon conversion of such Notes and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULES 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE U.S. STATE SECURITIES LAWS, AND THE HOLDER HAS PRIOR TO SUCH SALE FURNISHED TO THE CORPORATION AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE COMPANY OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. AT ANY TIME THE COMPANY IS A “FOREIGN ISSUER” AS DEFINED IN RULE 902 UNDER THE 1933 ACT, A NEW CERTIFICATE, BEARING NO LEGEND, THE DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY” MAY BE OBTAINED FROM THE COMPANY’S TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN FORM REASONABLY SATISFACTORY TO THE COMPANY AND THE COMPANY’S TRANSFER AGENT TO THE EFFECT THAT THE SALE OF THE SECURITIES IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT AT A TIME WHEN THE COMPANY IS A “FOREIGN ISSUER” AS DEFINED IN RULE 902 UNDER THE 1933 ACT.”

provided that if, such Notes or Common Shares are being sold in compliance with the requirements of Rule 904 of Regulation S and in compliance with Canadian local laws and regulations, and provided that the Corporation is a “foreign issuer” within the meaning of

Regulation S at the time of sale, any such legend may be removed by providing a declaration to the transfer agent of the Corporation to the effect set forth in Schedule “B” to the Notes (or as the Corporation may reasonably prescribe from time to time) together with, if required by the Corporation, a reasonably acceptable broker’s declaration; and provided, further, that if any such Notes or Common Shares are being sold pursuant to Rule 144 of the U.S. Securities Act, the legend may be removed by delivery to the Trustee and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws. The Trustee shall, upon receipt of the executed form of “Declaration for Removal of Legend” as set forth in Schedule “B” to the Notes, issue a new certificate within five Business Days thereof;

(b) If a Note or a Common Share certificate issued with respect to a conversion of Notes is tendered for transfer and bears the legend set forth in this section and the holder thereof has not obtained the prior written consent of the Corporation, the Trustee or the transfer agent of the Corporation, the Trustee shall not register such transfer unless the holder complies with the requirements hereof.

(c) Each Note originally issued to every Noteholder, as well as all certificates issued in exchange for or in substitution of the Note shall bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE THE EARLIER OF (i) THE DATE THAT IS TWELVE MONTHS AND A DAY AFTER THE DATE THE ISSUER FIRST BECAME A REPORTING ISSUER IN ANY OF ALBERTA, BRITISH COLUMBIA, MANITOBA, NOVA SCOTIA, ONTARIO, QUEBEC AND SASKATCHEWAN, IF THE ISSUER IS A SEDAR FILER; AND (ii) THE DATE THAT IS TWELVE MONTHS AND A DAY AFTER THE LATER OF (A) THE DISTRIBUTION DATE, AND (B) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN THE LOCAL JURISDICTION OF THE PURCHASER OF THE SECURITIES THAT ARE THE SUBJECT OF THE TRADE.”

provided that if, at any time, in the opinion of counsel to the Corporation, such legends are no longer necessary or advisable or should be changed under any Securities Laws, or the holder of any such legended certificate, at the holder’s expense, provides the Corporation with evidence satisfactory in form and substance to the Corporation (which may include an opinion of counsel reasonably satisfactory to the Corporation) to the effect that such legend is not required, such legended certificate may thereafter be surrendered to the Corporation in exchange for a certificate that does not bear such legend.

(d) The Trustee shall have no obligation to ensure or to verify compliance with any applicable laws or regulatory requirements on the issue, conversion or transfer of any Notes or any Common Shares issuable upon the conversion of a Note, provided that such issue, exercise or transfer, as the case may be, is effected in accordance with the terms of this Indenture. The

Trustee shall be entitled to process all proffered transfers and converts of Notes upon the presumption that such transfers or exercises are permissible pursuant to all applicable laws and regulatory requirements. The Trustee may assume for the purposes of this Indenture that any address on the register of the Noteholders is the holder’s actual address. The Trustee shall have no obligation to ensure that legends appearing on Note certificates or certificates representing Common Shares issued upon the conversion of Notes comply with regulatory requirements or securities laws of any applicable jurisdiction. Unless and until it is advised in writing by the Corporation or its counsel that the Corporation is no longer a “foreign issuer” as defined in rule 902 under the U.S. Securities Act, the Trustee shall be entitled to assume that the Corporation Company is a “foreign issuer” as defined in rule 902 under the U.S. Securities Act.

2.5	Issue of Notes

Notes in the aggregate maximum principal amount of US$15,390,000.57 shall be executed by the Corporation and, immediately after such execution, shall be delivered to the Trustee and shall be certified by the Trustee and delivered by the Trustee to or to the order of the Corporation upon receipt by the Trustee of the following:

(a)	a Written Order for the certification and delivery of such Notes;

(b)	such Officer’s Certificate, if any, as Counsel advises may be required by any provisions of applicable indenture legislation in connection with the issue, certification and delivery of the Notes; and

(c)	a certificate of incumbency in respect of the director or officer of the Corporation signing such Notes, unless the same shall previously have been provided to the Trustee.

2.6	Execution of Notes

The Notes shall be signed (either manually or by facsimile signature) by the Chief Executive Officer or any other authorized signing officer of the Corporation. A facsimile signature upon any of the Notes shall for all purposes of this Indenture be deemed to be the signature of the individual whose signature it purports to be and to have been signed at the time such facsimile signature is reproduced. Notwithstanding that any individual whose signature (either manual or in facsimile) may appear on the Notes is not at the date of the certifying and delivery thereof, the Chief Executive Officer or an authorized signing officer, as the case may be, of the Corporation, such Notes shall be valid and binding upon the Corporation and entitled to the benefits of this Indenture.

2.7	Certification

No Note shall be issued or, if issued, shall be obligatory or shall entitle the Holder thereof to the benefits of this Indenture until it has been certified by manual signature by or on behalf of the Trustee substantially in the form set out in Schedule “A” hereto in respect of both the Treasury Notes and the Secondary Notes or in some other form approved by the Trustee, whose approval shall be conclusively evidenced by the certification thereof. Such certificate on any Note shall be conclusive evidence that such Note is duly issued and is a valid obligation of the Corporation.

The certificate of the Trustee on any Note shall not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or of the Notes (except the due certification thereof) and the Trustee shall in no respect be liable or answerable for the use made of the Notes or any of them or the proceeds thereof.

2.8	Concerning Interest

(a) In the event of a dividend payable in cash being declared on the Common Shares, Noteholders shall be entitled to the payment of interest on the Notes in the amount of the dividend, based on the number of Common Shares into which the Notes are then convertible, and the Noteholder shall receive payment of such dividend in priority to the holders of Common Shares.

Where the interest payment is made by the Corporation to each Noteholder, the Corporation shall provide the Trustee with written confirmation of such payment including the amount of interest paid. Where the Corporation requests and the Trustee agrees to act as paying agent for the interest payment, the Corporation shall deposit with the Trustee by way of wire transfer of funds, certified cheque or bank draft no later than one Business Day prior to the payment date, such sums as are sufficient to pay the interest payable (less any tax required to be deducted, if any). The Trustee shall have no obligation to calculate the amount due on any interest payment date for any Notes.

(b) Interest on each Note shall cease to accrue upon such Note being converted or demand of principal repayment is made in respect of the Note, unless upon due presentation and surrender thereof for conversion or repayment, as the case may be, such payment is improperly withheld or refused.

2.9	Notes to Rank Equally

The Notes may be issued in such amounts, to such Persons, on such terms not inconsistent with the provisions of this Indenture as the Directors may determine. Notwithstanding different dates of issue between the Treasury Notes and the Secondary Notes, each Note as soon as issued or negotiated shall, subject to the terms hereof, be equally and rateably entitled to the benefits hereof as if all the Notes had been issued and negotiated simultaneously.

2.10	Registration of Notes

(a) The Corporation shall cause to be kept by and at the principal office of the Trustee in the City of Toronto, Ontario and in such other place or places as determined by the Trustee and the Corporation, a central register by the Trustee or by such other registrar or registrars, if any, as the Corporation with the approval of the Trustee may designate, branch registers in which shall be entered the names and latest known addresses of the Holders of Notes and the other particulars, as prescribed by law, of the Notes held by them respectively and of all transfers of Notes. Such registration shall be noted on the Notes by the Trustee or other registrar. No transfer of a Note shall be effective as against the Corporation unless made on one of the appropriate registers by the Noteholder or his executors or administrators or other legal representatives or his or their attorney duly appointed by an instrument in form and execution reasonably satisfactory to the Trustee and upon compliance with such requirements as the Trustee or other registrar may reasonably prescribe, and unless such transfer shall have been duly noted on such Note by the Trustee or other registrar.

(b) The registers referred to in this section shall at all reasonable times be open for inspection by the Corporation, the Trustee and any Noteholder during the regular business hours of the Trustee.

(c) The Holder of a Note may at any time and from time to time have such Note transferred at any of the places at which a register is kept pursuant to the provisions of this section in accordance with such reasonable regulations as the Trustee may prescribe. The Holder of a Note may at any time and from time to time have the registration of such Note transferred from the register in which the registration thereof appears to another register maintained in another place authorized for that purpose under the provisions of this indenture upon payment of a reasonable fee to be fixed by the Trustee.

(d) Neither the Corporation nor the Trustee nor any registrar shall be required to transfer or exchange any Notes on any interest payment date or during the 15 Business Days immediately preceding any interest payment date. The Corporation shall advise the Trustee in writing of any interest payment date at least 15 Business Days prior to such date. The Trustee will not be deemed to have knowledge of the existence of any facts that would prohibit a transfer until the Trustee has received written notice thereof.

(e) None of the Trustee, any registrar for any of the Notes or the Corporation shall be charged with notice of or be bound to see to the execution of any trust, whether express, implied or constructive, in respect of any Note and may transfer any Note on the direction of the Holder thereof, whether named as trustee or otherwise, as though that Person were the beneficial owner thereof.

(f) Except in the case of the central register required to be kept at the City of Toronto, the Corporation shall have power at any time to close any branch register and in that event it shall transfer the records thereof to another existing register or to a new register and thereafter such Notes shall be deemed to be registered on such existing or new register, as the case may be. In the event that the register in any place is closed and the records transferred to a register in another place, notice of such change shall be given to the Holders of the Notes registered in the register so closed and the particulars of such change shall be recorded in the central register required to be kept in the City of Toronto.

(g) Every registrar shall, when requested to do so by the Corporation or the Trustee, furnish the Corporation or the Trustee, as the case may be, with a list of the names and addresses of the Holders of Notes showing the principal amounts and serial numbers of such Notes held by each Holder.

2.11	Payment of Interest in respect of Notes

(a) Interest on Notes is due on the same day that any dividend is paid on the Common Shares of the Corporation. The Corporation shall forward or cause to be forwarded by first class mail, postage prepaid (or in the event of mail service interruption by such other means as the Trustee and the Corporation shall determine to be appropriate), to the Holder for the time being at his address appearing on the appropriate register hereinbefore mentioned a cheque for such interest and principal (less any tax required by law to be deducted) payable to the order of such Holder and negotiable at par at each of the places at which interest upon such Notes is payable. The forwarding of such cheque shall satisfy and discharge the liability for the interest on such Notes to the extent of the sum represented thereby (plus the amount of any tax deducted as aforesaid) unless such cheque is not paid on presentation. In the event of the non-receipt of such cheque by the Holder or the loss or destruction thereof, the Corporation, upon being furnished with evidence of such non-receipt, loss or destruction and indemnity reasonably satisfactory to it, shall issue or cause to be issued to such Holder a replacement cheque for the amount of such cheque.

(b) Subject to section 3.10, where Notes are registered in more than one name, the principal or interest, if any, from time to time payable in respect thereof shall be paid by cheque payable to the order of all such Holders, unless the Corporation has received written instructions from them to the contrary, and the receipt of any one of such Holders therefor shall be a complete discharge to the Trustee, any registrar of Notes and the Corporation.

(c) All payments made by the Corporation to or for the benefit of the Holders in respect of the Notes including, without limitation, any payments of principal or interest, if any, shall be made free and clear of any taxes, including withholding taxes, unless such deduction or withholding is required by law. In the event that any deduction or withholding is required by law, the Corporation shall promptly pay the amount required to be so deducted or withheld to the applicable taxing authority on a timely basis and pay to or for the benefit of such Holder such additional amounts as may be necessary in order that the net amount received by such Holder, after and free and clear of any deduction for such taxes (including any such taxes payable on the additional amounts paid to or for the benefit of such Holder) shall equal the amount such Holder would have received had no such deduction or withholding been required.

(d) As soon as practical, the Corporation shall provide the Trustee with written confirmation that the interest and principal has been paid in accordance with this Section 2.11.

2.12	Ownership of Notes

(a) The Person in whose name any Note shall be registered shall be deemed to be the owner thereof for all purposes of this Indenture and payment of or on account of the principal of, and interest, if any, on, such Note shall be made only to or upon the order in writing of the Holder thereof and such payment shall be a complete discharge to the Trustee, any registrar of Notes, the Corporation and any paying agent for the amounts so paid.

(b) The Holder for the time being of any Note shall be entitled to the principal and interest evidenced by such Note, free from all equities or rights of set-off or counterclaim between the Corporation and the original or any intermediate Holder thereof (except any equities of which the Corporation is required to take notice by law or by order of a court of competent jurisdiction) and all Persons may act accordingly and a transferee of a Note shall, after the appropriate form of transfer is lodged with the Trustee or other registrar of Notes and upon compliance with all other conditions in that behalf required by this Indenture or by any conditions contained in such Note or by law, be entitled to be entered on the appropriate register or on any one of the appropriate registers as the owner of such Note free from all equities or rights of set-off or counterclaim between the Corporation and the transferor or any previous Holder thereof, save in respect of equities of which the Corporation is required to take notice by law or by order of a court of competent jurisdiction.

2.13	Exchange of Notes

(a) Notes of any denomination may be exchanged for Notes of any other authorized denomination or denominations, any such exchange to be for Notes of an equivalent aggregate principal amount, except as set out in paragraph (4) below, at the expense of the Noteholders. Exchanges of Notes may be made at the principal offices of the Trustee in the City of Toronto, Ontario. Any Notes tendered for exchange shall be surrendered to the Trustee and shall be cancelled. The Corporation shall execute, and the Trustee shall certify, all Notes necessary to carry out such exchanges.

(b) Except as otherwise provided herein, upon any exchange of Notes of any denomination for Notes of any other authorized denominations and upon any transfer of Notes, the Trustee or other registrar of Notes may make a sufficient charge to reimburse it for any stamp tax, security transfer tax or other governmental charge required to be paid, and in addition a reasonable charge for its services for each Note exchanged or transferred, and payment of such charges shall be made by the party requesting such exchange or transfer as a condition precedent thereto.

2.14	Replacement of Notes

If any of the Notes shall become mutilated or be lost, stolen or destroyed and in the absence of notice that such Notes have been acquired by a bona fide purchaser within the meaning of the Canada Business Corporations Act, the Corporation in its discretion may issue, and thereupon the Trustee shall certify and deliver, a new Note upon surrender and cancellation of the mutilated Note, or, in the case of a lost, stolen or destroyed Note, in lieu of and in substitution for the same, and the substituted Note shall be in a form approved by the Trustee and shall be entitled to the benefits of this Indenture equally with all other Notes issued or to be issued hereunder. In case of loss, theft or destruction the applicant for a new Note shall furnish to the Corporation and to the Trustee such evidence of such loss, theft or destruction as shall be satisfactory to them in their discretion and shall also furnish an indemnity in amount and form satisfactory to them in their discretion. The applicant shall pay all expenses incidental to the issuance of any such new Note.

ARTICLE 3

CONVERSION

3.1	Conversion Privilege of Notes

Subject to and upon compliance with the provisions of this Article Three, the Holder of each Note shall have the right, at his option, at any time after the purchase price of the Note is paid in full and prior to the close of business on the IPO Completion Date to convert such Note or any portion of the principal amount thereof which is an integral multiple of the Conversion Price into fully paid and non-assessable Common Shares at the Conversion Price then in effect.

The Conversion Price in effect on the date hereof for Treasury Notes is US$1.33 for each Common Share to be issued upon the conversion of the Treasury Notes. The Conversion Price in effect on the Second Closing Date in respect of the Secondary Notes shall be US$1.33 for each Common Share to be issued upon conversion of the Secondary Notes. The Corporation shall provide the Trustee with written notice of the IPO Completion Date. The Conversion Price shall be subject o adjustment in accordance with section 3.4.

3.2	Manner of Exercise of Right to Convert Notes

(a) The Holder of a Note wishing to convert such Note in whole or in part into Common Shares shall surrender such Note, prior to the IPO Completion Date, to the Trustee at its principal offices in the City of Toronto, Ontario, together with written notice in form and substance reasonably satisfactory to the Trustee, in either case duly executed by the Holder or his executors or administrators or other legal representatives or his or their attorney duly appointed by an instrument in form and substance reasonably satisfactory to the Trustee, exercising his right to convert such Note in accordance with the provisions of this Article Three. Thereupon such Noteholder or, subject to payment of all applicable stamp taxes, security transfer taxes or other governmental charges and compliance with all reasonable requirements of the Trustee, his nominee or assignee shall be entitled to be entered in the books of the Corporation as at the Date of Conversion (as defined in subsection 4.2(2) below) (or such later date as is specified in subsection 4.2(2)) as the holder of the number of Common Shares into which such Note is convertible in accordance with the provisions hereof and, as soon as practicable thereafter, the Corporation shall deliver to such Noteholder or, subject as aforesaid, his nominee or assignee a certificate for such Common Shares and, if applicable, a cheque for any amount payable under this Indenture.

(b) For the purposes hereof, a Note shall be deemed to be surrendered for conversion on the date (the “Date of Conversion”) on which it is so surrendered in accordance with the provisions hereof and, in the case of a Note so surrendered by mail or other means of delivery, on the date on which it is received by the Trustee at one of its offices specified in subsection Article 8, provided that if a Note is surrendered for conversion on a day on which the register of Common Shares is closed, the Person entitled to receive Common Shares shall become the holder of record of such Common Shares as at the date on which such register is next reopened and provided that if a Note is surrendered for conversion on any interest payment date, or in either case during the 15 preceding

Business Days, such Note shall be deemed to be surrendered for conversion on the Business Day immediately following such interest payment date.

(c) Any part, being equal to the Conversion Price or an integral multiple thereof, of a Note may be converted as provided herein and all references in this Indenture to conversion of Notes shall be deemed to include conversion of such parts. The Holder of any Note of which part only is converted shall, upon the exercise of his right of conversion, surrender such Note to the Trustee, and the Trustee shall cancel the same and shall, without charge to the Holder, forthwith certify and deliver to the Holder a new Note in an aggregate principal amount equal to the unconverted part of the principal amount of the Note so surrendered.

(d) The Holder of a Note surrendered for conversion in accordance with this section 3.2 shall be entitled to receive accrued and unpaid interest, if any, in respect thereof only for the period up to the interest payment date, if any, which falls on the Date of Conversion or, if the Date of Conversion is not an interest payment date, for the period up to the interest payment date immediately preceding the Date of Conversion; and there shall be no payment or adjustment by the Corporation on account of any interest accrued or accruing on such Note from the date of the latest interest payment date to the Date of Conversion. The Common Shares issued upon conversion shall rank only in respect of dividends declared in favour of holders of record of Common Shares on and after the Date of Conversion or such later date as such Holder shall become the holder of record of such Shares pursuant to subsection 3.2(2), from which applicable date they will for all purposes be and be deemed to be issued and outstanding as fully paid and non-assessable Common Shares.

3.3	Conversion of Notes upon IPO Completion Date

If upon the IPO Completion Date, any Notes have not been exercised by the holders thereof, such Notes shall be then exercised by the Trustee on behalf of such holders without any further action on the part of the holders. In that event, the Trustee shall mail, within five Business Days, by prepaid first class mail, certificates for the Common Shares issued upon such deemed exercise in the name of such holder to the address of such holder as specified in the register for the Notes. Upon the IPO Completion Date, the Corporation shall provide the Trustee with a direction, addressed to the Trustee in its capacity as registrar and transfer agent of the Corporation in respect of the Common Shares, to issue such certificates for the Common Shares and setting out the aggregate number of Common Shares to be so issued.

3.4	Adjustment of Conversion Price of Notes

(a) The Conversion Price will be subject to adjustment from time to time in the events and in the manner provided as follows. For certainty, the issuance of the Secondary Notes pursuant to this Note Indenture shall not trigger any adjustment to the Conversion Price under this section 3.4.

(b) If and whenever at any time after the date hereof and prior to the IPO Completion Date the Corporation:

(i)	issues Common Shares or securities exchangeable for or convertible into Common Shares to all or substantially all the holders of Common Shares as a stock dividend or other distribution (other than an issue of Common Shares to holders of Common Shares pursuant to a right granted to such holders to receive such Common Shares in lieu of Dividends Paid in the Ordinary Course and other than an issue of Common Shares on account of the exercise of options granted from time to time under the Corporation’s share incentive plan);

(ii)	makes a distribution to all or substantially all of the holders of Common Shares on its outstanding Common Shares payable in Common Shares or securities exchangeable for or convertible into Common Shares (other than an issue of Common Shares to holders of Common Shares pursuant to a right granted to such holders to receive such Common Shares in lieu of Dividends Paid in the Ordinary Course and other than an issue of Common Shares on account of the exercise of options granted from time to time under the Corporation’s share incentive plan);

(iii)	subdivides its outstanding Common Shares into a greater number of Common Shares; or

(iv)	consolidates its outstanding Common Shares into a smaller number of Common Shares,

(any of such events in subsections (i), (ii), (iii) and (iv) being called a “Common Share Reorganization”), then the Conversion Price will be adjusted effective immediately after the effective date or record date for the happening of a Common Share Reorganization, as the case may be, at which the holders of Common Shares are determined for the purpose of the Common Share Reorganization by multiplying the Conversion Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which will be the number of Common Shares outstanding on such effective date or record date before giving effect to such Common Share Reorganization and the denominator of which will be the number of Common Shares outstanding immediately after giving effect to such Common Share Reorganization (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares on such effective date or record date).

(c) If and whenever at any time after the date hereof and prior to the IPO Completion Date the Corporation fixes a record date for the issue of rights, options or warrants to all or substantially all the holders of Common Shares (not including rights, options or warrants issued under the Corporation’s share incentive plan) under which such holders are entitled, during a period expiring not more than 45 days after the date of such issue (the “Rights Period”), to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share to the holder (or at an exchange or conversion price per share during the Rights

Period to the holder in the case of securities exchangeable for or convertible into Common Shares) of less than 90% of the Conversion Price for the Common Shares on such record date (any of such events being called a “Rights Offering”), then the Conversion Price (for the purposes of this paragraph solely being considered to be the Conversion Price in respect of the Treasury Notes) will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Conversion Price in effect immediately prior to the end of the Rights Period by a fraction:

(i)	the numerator of which will be the aggregate of:

(1)	the number of Common Shares outstanding as of the record date for the Rights Offering, and

(2)	a number determined by dividing (1) either (A) the product of the number of Common Shares issued or subscribed for during the Rights Period upon the exercise of the rights, warrants or options under the Rights Offering and the price at which such Common Shares are offered, or, as the case may be, (B) the product of the exchange or conversion price of such securities exchangeable for or convertible into Common Shares and the number of Common Shares for or into which the securities so offered pursuant to the Rights Offering could have been exchanged or converted during the Rights Period, by (2) the Current Price of the Common Shares as of the record date for the Rights Offering, and

(ii)	the denominator of which will be the number of Common Shares outstanding, or the number of Common Shares which would be outstanding if all the exchangeable or convertible securities were exchanged for or converted into Common Shares during the Rights Period, after giving effect to the Rights Offering and including the number of Common Shares actually issued or subscribed for during the Rights Period upon exercise of the rights, warrants or options under the Rights Offering.

Any Noteholder who has exercised the right to convert to Common Shares in accordance with this Article Three during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period for the Rights Offering will, in addition to the Common Shares to which that holder would otherwise be entitled upon such conversion, be entitled to that number of additional Common Shares equal to the result obtained when the difference, if any, between the Conversion Price in effect immediately prior to the end of such Rights Offering and the Conversion Price as adjusted for such Rights Offering pursuant to this subsection is multiplied by the number of Common Shares received upon the conversion of the Notes held by such Holder during such period, and the resulting product is divided by the Conversion Price as adjusted for such Rights Offering pursuant to this subsection; provided that the provisions of subsection 3.7 will be applicable to any fractional interest in a Common Share to which such Holder might otherwise be entitled under the foregoing provisions of this subsection. Such additional Common Shares will be deemed to have been issued to the Noteholder immediately following the end of the Rights Period and a certificate for such additional Common Shares will be delivered to such Holder within 15 Business Days following the end of the Rights Period. To the extent that any such rights, options or warrants are not so exercised on or before the expiry thereof, the Conversion Price will be readjusted to the Conversion Price that would then be in effect based on the number of Common Shares (or the securities convertible into or exchangeable for Common Shares) actually delivered on the exercise of such rights, options or warrants.

(d) If and whenever at any time after the date hereof and prior to the IPO Completion Date, the Corporation fixes a record date for the issue or the distribution to all or substantially all the holders of Common Shares of (i) securities of the Corporation, including rights, options or warrants to acquire securities of the Corporation or any of its property or assets and including evidences of indebtedness or (ii) any property or other assets, including evidences of indebtedness, and if such issuance or distribution does not constitute a Dividend Paid in the Ordinary Course, a Common Share Reorganization or a Rights Offering (any of such non-excluded events being called a “Special Distribution”), the Conversion Price (for the purposes of this paragraph solely being considered to be the Conversion Price in respect of the Treasury Notes) will be adjusted effective immediately after such record date to a price determined by multiplying the Conversion Price in effect on such record date by a fraction:

(i)	the numerator of which will be:

(1)	the product of the number of Common Shares outstanding on such record date and the Conversion Price on such record date; less

(2)	the fair market value, as determined by action by the Directors (whose determination will be conclusive), to the holders of Common Shares of such securities or property or other assets so issued or distributed in the Special Distribution; and

(ii)	the denominator of which will be the product of the number of Common Shares outstanding on such record date and the Conversion Price on such record date.

To the extent that any Special Distribution is not so made, the Conversion Price will be readjusted effective immediately to the Conversion Price which would then be in effect based upon such securities or property or other assets as actually distributed.

(e) If and whenever at any time after the date hereof and prior to the IPO Completion Date, there is a reclassification of the Common Shares at any time outstanding or change of the Common Shares into other shares or into other securities or other capital reorganization (other than a Common Share Reorganization), or a consolidation, amalgamation or merger of the Corporation with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other shares), or a transfer of the undertaking or assets of the

Corporation as an entirety or substantially as an entirety to another corporation or other entity in which the holders of Common Shares are entitled to receive shares, other securities or other property (any of such events being called a “Capital Reorganization”), any Holder of Notes who exercises the right to convert Notes into Common Shares pursuant to Notes then held after the effective date of such Capital Reorganization will be entitled to receive, and will accept for the same aggregate consideration in lieu of the number of Common Shares to which such Holder was previously entitled upon such conversion, the aggregate number of shares, other securities or other property which such holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the holder had been the registered holder of the number of Common Shares to which such holder was previously entitled upon conversion. The Corporation will take all steps necessary to ensure that, on a Capital Reorganization, the Holders of Notes will receive the aggregate number of shares, other securities or other property to which they are entitled as a result of the Capital Reorganization. Appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Article Three with respect to the rights and interests thereafter of holders of Notes to the end that the provisions set forth in this Article Three will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the conversion of any Note. Notwithstanding the foregoing, the Corporation shall not effect any Capital Reorganization unless, prior to or concurrent therewith, an appropriate adjustment to give effect to this subsection is made by and set forth in an indenture supplemental hereto approved by action of the Directors and by the Trustee and entered into pursuant to the provisions of Article Twelve, in which event such adjustment will for all purposes be conclusively deemed to be an appropriate adjustment.

(f) If the purchase price provided for in any rights, options or warrants (the “Rights Offering Price”) referred to in subsections 3.4(3) or (4) is decreased, the Conversion Price will forthwith be changed so as to decrease the Conversion Price to the Conversion Price that would have been obtained if the adjustment to the Conversion Price made under subsection 3.4(3) or (4), as the case may be, with respect to such rights, options or warrants had been made on the basis of the Rights Offering Price as so decreased, provided that the terms of this subsection will not apply to any decrease in the Rights Offering Price resulting from terms in any such rights, options or warrants designed to prevent dilution except to the extent that the resulting decrease in the Conversion Price under this subsection would be greater than the decrease, if any, in the Conversion Price to be made under the terms of this section by virtue of the occurrence of the event giving rise to such decrease in the Rights Offering Price.

(g) In any case in which this Section 3.4 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the Holder of any Note converted after such record date and before the occurrence of such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event; provided, however, that the Corporation shall deliver to such Holder an appropriate instrument evidencing such Holder’s right to receive such additional Common Shares upon the occurrence of such event and the right to receive any distributions made on such additional Common Shares declared in favour of holders of record of Common Shares on and after the Date of Conversion or such later date on which such

Holder would, but for the provisions of subsection 3.4(4), have become the holder of record of such additional Common Shares pursuant to subsection 3.2(2).

3.5	Other Adjustment of Conversion Price of Notes

If the Corporation shall take any action affecting the Common Shares, other than an action described in section 3.4, which in the opinion of the Directors would have a material adverse effect upon the rights of Noteholders, the Conversion Price shall be adjusted in such manner and at such time as the Directors determine to be equitable in the circumstances, subject to the prior written consent of applicable regulatory authorities. Failure of the Directors to take any such action shall be conclusive evidence that the Directors have determined that it is equitable to make no adjustment in the circumstances.

3.6	Rules Regarding Calculation of Adjustment of Conversion Price

For the purposes of sections 3.4 and 3.5:

(a) The adjustments provided for in sections 3.4 and 3.5 are cumulative and will be computed to the nearest one-tenth of one cent and will be made successively whenever an event referred to therein occurs, subject to the following subsections of this section.

(b) No adjustment in the Conversion Price will be required unless such adjustment would result in a change of at least 1% in the prevailing Conversion Price; provided, however, that any adjustments which, except for the provisions of this subsection would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustment.

(c) No adjustment in the Conversion Price will be made in respect of any event described in section 3.4, other than the events referred to in subsections 3.4(2)(iii) and (iv), if Noteholders are entitled to participate in such event on the same terms, mutatis mutandis, as if they had converted their Notes prior to or on the effective date or record date of such event. Any such participation will be subject to the prior consent of each Canadian stock exchange on which the Common Shares are listed and of any other applicable regulatory authority.

(d) If at any time a dispute arises with respect to adjustments provided for in section 3.4, such dispute will be conclusively determined, subject to all applicable regulatory approvals, by the Corporation’s auditors, or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action of the Directors and any such determination will be binding upon the Corporation, the Trustee, the Noteholders, and shareholders of the Corporation; such auditors or accountants will be given access to all necessary records of the Corporation. If any such determination is made, the Corporation will deliver a Certificate of the Corporation to the Trustee describing such determination.

(e) If the Corporation sets a record date to determine the holders of Common Shares for the purpose of entitling them to receive any dividend or distribution or sets a record date to take any other action and thereafter and before the distribution to such shareholders of any such dividend or distribution or the taking of any other action, legally abandons its plan to pay or deliver such dividend or distribution or take such other action, then no adjustment in the Conversion Price shall be made.

(f) In the absence of a resolution of the Directors fixing a record date for a Special Distribution or Rights Offering, the Corporation will be deemed to have fixed as the record date therefor the date on which the Special Distribution or Rights Offering is effected.

(g) For greater certainty, Noteholders shall have no right to convert Notes into any security other than Common Shares unless an appropriate adjustment is made by and set forth in an indenture supplemental hereto.

3.7	No Requirement to Issue Fractional Shares

The Corporation shall not be required to issue fractional Common Shares upon the conversion of Notes. If more than one Note shall be surrendered for conversion at one time by the same Holder, the number of whole Common Shares issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Notes to be converted. If any fractional interest in a Common Share would, except for the provisions of this section, be deliverable upon the conversion of any principal amount of Notes, the Corporation may, at its option, in lieu of delivering any certificate of such fractional interest, satisfy such fractional interest by paying to the Holder of such surrendered Notes an amount in lawful money of Canada equal to the Current Price of the Common Shares on the Business Day preceding the Date of Conversion.

3.8	Corporation to Reserve Shares

The Corporation covenants that it will at all times reserve and keep available out of its authorized Common Shares (if the number thereof is or becomes limited) solely for the purpose of issue upon conversion of Notes as provided herein, and allot for issue to Noteholders who may exercise their conversion rights hereunder, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Notes. All Common Shares which shall be so issuable shall be duly and validly issued as fully paid and non-assessable.

3.9	Taxes and Charges on Conversion

The Corporation will from time to time promptly pay or make provision satisfactory to the Trustee for the payment of all taxes and charges which may be imposed by the laws of Canada or any province thereof (except income tax or security transfer tax, if any) which shall be payable with respect to the issuance or delivery of Common Shares to the Holders of Notes upon the exercise of their right of conversion pursuant to the terms of the Notes and of this Indenture.

3.10	Cancellation of Converted Notes

All Notes converted in whole or in part shall be forthwith delivered to and cancelled by the Trustee and, subject to subsection 3.2(3) or corresponding provisions with respect to any series of additional Notes, no Notes shall be issued in substitution therefor.

3.11	Certificate as to Adjustment

The Corporation shall from time to time, immediately after the occurrence of any event that requires an adjustment or readjustment as provided in this Article Three or in any Supplemental Indenture, deliver a Certificate of the Corporation to the Trustee specifying the nature of the event requiring the same and the amount of the adjustment or readjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such Certificate of the Corporation and the amount of the adjustment specified therein shall, subject to the provisions of this Article Three or in any Supplemental Indenture, be conclusive and binding on all parties in interest. Except in respect of any subdivision, redivision, reduction, combination or consolidation of the Common Shares, the Corporation shall forthwith give notice to the Noteholders specifying the event requiring such adjustment or readjustment and the amount thereof, including the resulting Conversion Price; provided that if the Corporation has given notice under section 3.12 or in any Supplemental Indenture covering all the relevant facts in respect of such event, no such notice need be given under this section 3.11 or in any Supplemental Indenture. The Trustee shall be entitled to act and rely upon such certificate. Until such certificate of the Corporation is received by the Trustee, the Trustee may act and be protected in acting on the presumption that no adjustment has been made or required.

3.12	Notice of Special Matters

The Corporation covenants that, so long as any Notes remain outstanding, it will give notice to the Trustee and to the Noteholders of its intention to fix a record date for any event referred to in subsections 3.4(2), (3) or (4) or in any Supplemental Indenture (other than the subdivision, redivision, reduction, combination or consolidation of Common Shares) or a cash dividend (other than a Dividend Paid in the Ordinary Course) which may give rise to an adjustment in the Conversion Price, and such notice shall specify the particulars of such event and the record date and the effective date for such event; provided that the Corporation shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which such notice is given. Such notice shall be given not less than seven days prior to the applicable record date.

3.13	Protection of Trustee

The Trustee shall not at any time be under any duty or responsibility to any Holder of a Note to determine whether any facts exist that may require any adjustment in the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same; and shall not be accountable with respect to the validity or value (or the kind or amount) of any Common Shares or of any shares or other securities or other property that may at any time be issued or delivered upon the conversion of any Note; and shall not be responsible for any failure of the Corporation to make any cash payment or to issue, transfer or deliver Common Shares or share certificates upon the surrender of any Note for the purpose of conversion, or to comply with any of the covenants contained in this Article Three. The Trustee shall not be responsible for calculations relating to adjustments to the conversion price or value of cash payment or calculations to determine the quantity of Common Shares issuable upon such conversion.

ARTICLE 4

COVENANTS OF THE CORPORATION

4.1	General Covenants

The Corporation covenants with the Trustee for the benefit of the Trustee and the Noteholders that so long as any principal amount remains outstanding under any Note:

(a) The Corporation will at all times use its best efforts to maintain its existence and carry on and conduct its business in a prudent manner in accordance with industry standards and good business practice, will keep or cause to be kept proper books of account in accordance with applicable law and will, if and whenever required in writing by the Trustee, file with the Trustee copies of all annual statements of the Corporation furnished to its shareholders during the term of this Indenture.

(b) The Corporation will reserve and keep available a sufficient number of Common Shares for issuance upon the conversion of Notes.

(c) The Corporation will cause the Common Shares from time to time subscribed for upon conversion of the Notes, in the manner herein provided, to be duly issued in accordance with the Notes and the terms hereof.

(d) The Corporation will cause the certificates representing the Common Shares from time to time to be acquired pursuant to the conversion of the Notes, in the manner herein provided, to be duly issued and delivered in accordance with the Notes and the terms hereof.

(e) All Common Shares that shall be issued by the Corporation upon conversion of the Notes, in the manner herein provided, shall be issued as fully paid and non-assessable shares.

(f) The Corporation will well and truly perform and carry out all the acts and things to be done by it as provided in this Indenture.

(g) The Corporation will promptly advise the Trustee and the Noteholders in writing of any material default by the Corporation under the terms of this Indenture.

4.2	Trustee may Perform Covenants

If the Corporation shall fail to perform any of its covenants contained herein, the Trustee may in its discretion, but (subject to section 5.2) need not, notify the Noteholders of such failure or may itself perform any of such covenants capable of being performed by it and, if any such covenant requires the payment of money, all sums so paid shall be payable by the Corporation. No such performance by the Trustee of any covenant contained herein or payment by the Corporation of any sums pursuant to the foregoing provisions shall be deemed to relieve the Corporation from any default hereunder.

4.3	Trustee’s Remuneration and Expenses

The Corporation covenants that it will pay to the Trustee from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Trustee upon its request for all reasonable expenses and disbursements of the Trustee in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its counsel and all other advisers, experts, accountants and assistants not regularly in its employ) both before any default hereunder and thereafter until all duties of the Trustee hereunder shall be finally and fully performed, except any such expense or disbursement in connection with or related to or required to be made as a result of the gross negligence, wilful misconduct or bad faith of the Trustee.

ARTICLE 5

DEFAULT AND ENFORCEMENT

5.1	Events of Default

The occurrence of any of the following events shall constitute an “Event of Default” under this Indenture:

(a)	if the Corporation makes default in payment of the principal of or interest, if any, on any Note when the same becomes due;

(b)	if the Corporation defaults in observing or performing any other material covenant or material condition of this Indenture on its part to be observed or performed and if such default continues for a period of ten Business Days;

(c)	if a decree or order of a court having jurisdiction in the premises is entered adjudging the Corporation a bankrupt or insolvent under the Bankruptcy and Insolvency Act (Canada) or any other bankruptcy, insolvency or analogous laws, or issuing sequestration or process of execution against, or against any substantial part of, the property of, the Corporation, or appointing a receiver of the Corporation or any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and any such decree or order continues unstayed and in effect for, a period of 60 Business Days; or

(d)	if any receiver is appointed pursuant to the terms of any trust deed, indenture or similar instrument or by or under any judgment or order of any court.

5.2	Notice of Events of Default

If an Event of Default shall occur and is continuing the Trustee shall, within ten Business Days after it becomes aware of the occurrence of such Event of Default, give notice thereof to the Noteholders, provided that, notwithstanding the foregoing, the Trustee shall not be required to give such notice if the Trustee in good faith shall have decided that the withholding of such notice is in the best interests of the Noteholders and shall have so advised the Corporation in writing.

Where notice of the occurrence of an Event of Default has been given and the Event of Default is thereafter cured, notice that the Event of Default is no longer continuing shall be given by the Trustee to the Noteholders within ten Business Days after the Trustee becomes aware that the Event of Default has been cured.

5.3	Acceleration on Default

(a) If any Event of Default has occurred and is continuing, the Trustee may in its discretion, and shall upon receipt of a Noteholders’ Request, subject to section 5.4, by notice in writing to the Corporation declare the principal of and interest, if any, on the Notes then outstanding and any other monies payable hereunder to be due and payable and the same shall forthwith become immediately due and payable to the Trustee and the Corporation shall pay forthwith to the Trustee for the benefit of the Noteholders the principal of and unpaid interest on such Notes, either in cash or by the issuance of Common Shares, at the election of the Corporation. Such payment when made shall be deemed to have been made in discharge of the Corporation’s obligations hereunder and any moneys so received by the Trustee shall be applied as provided in section 5.7.

(b) Notwithstanding the above section 5.3(a), if an Event of Default arises as a result of any liquidation, dissolution or winding-up of the Corporation, then the holders of the Notes shall be entitled to receive, in cash, in preference to the holders of Common Shares, an amount equal to the principal of and interest, if any, on the Notes then outstanding.

5.4	Waiver of Default

If an Event of Default shall have occurred:

(a) the Holders of more than 66% of the principal amount of the Notes then outstanding shall have the power (in addition to the powers exercisable by Extraordinary Resolution as hereinafter provided) by instrument signed by such Holders to instruct the Trustee to waive any Event of Default hereunder and/or to cancel any declaration made by the Trustee pursuant to section 5.3 and the Trustee shall thereupon waive the Event of Default and/or cancel such declaration upon such terms and conditions as such Noteholders shall prescribe; and

(b) the Trustee, so long as it has not become bound to institute any proceedings hereunder, shall have the power to waive any Event of Default hereunder if in the Trustee’s opinion, the same shall have been cured or adequate satisfaction made therefor, and in such event to cancel any such declaration theretofore made by the Trustee in the exercise of its discretion, upon such terms and conditions as the Trustee may consider advisable;

provided that no delay or omission of the Trustee or of the Noteholders to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or acquiescence therein and provided further that no act or omission either of the Trustee or of the Noteholders shall extend to or be taken in any manner whatsoever to affect any subsequent Event of Default hereunder or the rights resulting therefrom.

5.5	Enforcement by the Trustee

If an Event of Default shall have occurred, but subject to section 5.4 and to the provisions of any Extraordinary Resolution that may be passed by the Noteholders as hereinafter provided:

(a) the Trustee may in its discretion proceed to enforce the rights of the Trustee and of the Noteholders by any action, suit, remedy or proceeding authorized or permitted by this Indenture or by law or equity; and may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Noteholders filed in any bankruptcy, insolvency, winding-up or other judicial proceedings relating to the Corporation;

(b) no such remedy for the enforcement of the rights of the Trustee or the Noteholders shall be exclusive of or dependent on any other such remedy but any one or more of such remedies may from time to time be exercised independently or in combination;

(c) all rights of action hereunder may be enforced by the Trustee without the possession of any of the Notes or the production thereof on the trial or other proceedings relating thereto; and

(d) upon receipt of a Noteholders’ Request and upon receiving sufficient funds and being indemnified to its satisfaction as provided in subsection 9.3(2), the Trustee shall exercise or take such one or more of such remedies as the Noteholders’ Request may direct, provided that if any such Noteholders’ Request directs the Trustee to take proceedings out of court the Trustee may in its discretion take judicial proceedings in lieu thereof.

5.6	Noteholders May Not Sue

No Holder of any Note shall have the right to institute any action, suit or proceeding or to exercise any other remedy authorized or permitted by this Indenture or by law or by equity for the purpose of enforcing payment of principal or interest, if any, owing on any Note or for the execution of any trust or power hereunder, unless:

(a) such Holder shall previously have given to the Trustee written notice of the occurrence of an Event of Default;

(b) the Noteholders, by extraordinary resolution, shall have made a request to the Trustee to take action hereunder or the Noteholders’ Request referred to in subsection 5.6(d) shall have been delivered to the Trustee, and the Trustee shall have been offered a reasonable opportunity either itself to proceed to exercise the powers hereinbefore granted or to institute an action, suit or proceeding in its name for such purpose;

(c) the Noteholders or any of them shall have furnished to the Trustee, when requested by the Trustee, sufficient funds and an indemnity in accordance with subsection 9.3(2); and

(d) the Trustee shall have failed to act within a reasonable time thereafter.

In such event but not otherwise any Noteholder, acting on behalf of himself and all other Noteholders, shall be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken under section 5.6, but in no event shall any Noteholder or combination of Noteholders have any right to take any other remedy or proceedings out of court; it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatsoever to enforce any right hereunder or under any Note except subject to the conditions and in the manner herein provided, and that all powers and trusts hereunder shall be exercised and all proceedings at law shall be instituted, had and maintained by the Trustee, except only as herein provided, and in any event for the equal benefit of all Holders of outstanding Notes.

5.7	Application of Moneys

Except as otherwise provided herein, any moneys arising from any enforcement hereof, whether by the Trustee or any Holder of a Note, shall be held by the Trustee and applied by it, together with any moneys then or thereafter in the hands of the Trustee available for the purpose, as follows:

(a) first, in payment or reimbursement to the Trustee of the remuneration, expenses, disbursements and advances of the Trustee earned, incurred or made in the administration or execution of the trusts hereunder or otherwise in relation to this Indenture with interest thereon as herein provided;

(b) second, but subject to the Corporation electing to issue Common Shares in repayment of principal and interest, if any, outstanding under the Notes, in or towards payment of the principal of all of the Notes then outstanding and thereafter in or towards payment of the unpaid interest, if any, on such Notes (or if the Noteholders, by, instrument signed by the Holders of more than 50% of the principal amount of the Notes then outstanding or by Extraordinary Resolution passed at a meeting of Noteholders, shall have directed payments to be made in accordance with any other order of priority, or without priority as between principal and interest, then such moneys shall be applied in accordance with such direction); and

(c) third, the surplus (if any) of such moneys shall be paid to the Corporation or as it may direct.

5.8	Distribution of Moneys

In the event that the Corporation does not elect to satisfy all payments to the Noteholders of principal and interest, if any, outstanding under the Notes by issuing to such Holders Common Shares, payments to Holders of Notes pursuant to subsection 5.7(b) shall be made as follows:

(a) at least 21 days’ notice of every such payment shall be given in the manner provided in Article Eight specifying the date and time when and the place or places where such payments are to be made and the amount of the payment and the application thereof as between principal and interest;

(b) payment of any Note shall be made upon presentation thereof at any one of the places specified in such notice and any such Note thereby paid in full shall be surrendered, otherwise a notation of such payment shall be endorsed thereon; but the Trustee may in its discretion dispense with presentation and surrender or endorsement in any special case upon receipt by it of such indemnity as it shall consider sufficient; and

(c) the Trustee shall not be required to make any partial or interim payment to Noteholders unless the moneys in its hands, after reserving therefrom such amount as the Trustee may think necessary to provide for the payments mentioned in subsection 5.7(a), exceed 5% of the aggregate principal amount of the outstanding Notes, but it may retain the moneys so received by it and deal with the same as provided in section 9.8 until the money or investments representing the same, with the income derived therefrom, together with any other moneys for the time being under its control, shall be sufficient for such purpose or until it shall consider it advisable to apply the same in the manner hereinbefore set forth.

5.9	Persons Dealing with Trustee

No Person dealing with the Trustee or any of its agents shall be concerned to enquire whether an Event of Default has occurred, or whether the powers that the Trustee is purporting to exercise have become exercisable, or whether any moneys remain due under this Indenture or on the Notes, or to see to the application of any moneys paid to the Trustee; and in the absence of fraud on the part of such Person, such dealing shall be deemed to be within the powers hereby conferred and to be valid and effective accordingly.

5.10	Intentionally deleted.

5.11	Remedies Cumulative

No remedy herein conferred upon or reserved to the Trustee or the Holders of Notes is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing by law or by statute.

5.12	Judgment Against the Corporation

In the case of any judicial or other proceedings to obtain judgment for the principal of or interest, if any, on the Notes, judgment may be rendered against the Corporation in favour of the Noteholders or in favour of the Trustee, as Trustee for the Noteholders, for any amount which may remain due in respect of the Notes.

ARTICLE 6

SATISFACTION AND DISCHARGE

6.1	Cancellation and Destruction

All matured Notes shall forthwith after payment thereof be delivered to the Trustee and cancelled by it. All Notes which are cancelled or required to be cancelled under this or any other provision of this Indenture shall be destroyed by the Trustee and, if required by the Corporation, the Trustee shall furnish to it a destruction certificate setting out the designating numbers and denominations of the Notes so destroyed.

6.2	Discharge

Upon proof being given to the reasonable satisfaction of the Trustee that the principal of and interest, if any, on the Notes have been paid or satisfied or that, all the outstanding Notes having converted into Common Shares, such payment or redemption has been duly provided for by payment to the Trustee or otherwise, and upon payment of all costs, charges and expenses properly incurred by the Trustee in relation to this Indenture and all interest, if any, thereon and the remuneration of the Trustee, or upon provision satisfactory to the Trustee being made therefor, the Trustee shall, at the request and at the expense of the Corporation, execute and deliver to the Corporation such deeds or other instruments as shall be necessary to evidence the satisfaction and discharge of this Indenture and to release the Corporation from its covenants contained herein except those relating to the indemnification of the Trustee.

ARTICLE 7

MEETINGS OF NOTEHOLDERS

7.1	Right to Attend Shareholders’ Meeting and Convene Noteholders’ Meetings

(a) In conjunction with the holders of Common Shares, the Noteholders are entitled to attend at all meetings of the holders of Common Shares and vote on all matters to be voted on by the holders of the Common Shares. Noteholders shall be entitled to one vote for each Common Share to which each such Noteholder is entitled to receive upon the conversion of their Notes as of the date of the meeting of holders of Common Shares, or any adjournment thereof.

(b) The Trustee may on receipt of a written request of the Corporation or of a Noteholders’ Request, convene a meeting of the Noteholders provided that the Trustee has been provided with sufficient funds and is indemnified to its reasonable satisfaction by the Corporation or by the Noteholders signing such Noteholders’ Request against the costs, charges, expenses and liabilities that may be incurred in connection with the calling and holding of such meeting. If within 15 Business Days after the receipt of a written request of the Corporation or a Noteholders’ Request, funding and indemnity given as aforesaid the Trustee fails to give the requisite notice specified in section 6.2 to convene a meeting, the Corporation or such Noteholders, as the case may be, may convene such meeting. Every such meeting shall be held in the City of Toronto, Ontario or at such other place as may be approved or determined by the Trustee.

7.2	Notice

At least 14 days prior notice of any meeting of Noteholders shall be given to the Noteholders at the expense of the Corporation (if the Corporation has requested a meeting) in the manner provided for in section 9.2 and a copy of such notice shall be delivered to the Trustee unless the meeting has been called by it, and to the Corporation unless the meeting has been called by it. Such notice shall state the time and place of the meeting, the general nature of the business to be transacted and shall contain such information as is reasonably necessary to enable the Noteholders to make a reasoned decision on the matter, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article 6. The notice convening any such meeting may be signed by an appropriate officer of the Trustee or of the Corporation or the person designated by such Noteholders, as the case may be.

7.3	Chairman

The Trustee may nominate in writing an individual (who need not be a Noteholder) to be chairman of the meeting and if no individual is so nominated, or if the individual so nominated is not present within 15 minutes after the time fixed for the holding of the meeting, the Noteholders present in person or by proxy shall appoint an individual present to be chairman of the meeting. The chairman of the meeting need not be a Noteholder.

7.4	Quorum

Subject to the provisions of section 6.11, at any meeting of the Noteholders a quorum shall consist of two Noteholders present in person or represented by proxy and representing at least 20% of the aggregate principal amount of Notes then outstanding. If a quorum of the Noteholders shall not be present within one-half hour from the time fixed for holding any meeting, the meeting, if summoned by the Noteholders or on a Noteholders’ Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a Business Day in which case it shall be adjourned to the next Business Day thereafter) at the same time and place to the extent possible and, subject to the provisions of section 7.11, no notice of the adjournment need be given. Any business may be brought before or dealt with at an adjourned meeting that might have been dealt with at the original meeting in accordance with the notice calling the same. At the adjourned meeting the Noteholders present in person or represented by proxy shall form a quorum and may transact the business for which the meeting was originally convened, notwithstanding that they may not represent at least 20% of the aggregate principal amount of Notes then outstanding. No business shall be transacted at any meeting unless a quorum is present at the commencement of the meeting.

7.5	Power to Adjourn

The chairman of any meeting at which a quorum of the Noteholders is present may, with the consent of the meeting, adjourn any such meeting, and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

7.6	Show of Hands

Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an extraordinary resolution shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

7.7	Poll and Voting

On every extraordinary resolution, and when demanded by the chairman or by one or more of the Noteholders acting in person or by proxy on any other question submitted to a meeting and after a vote by show of hands, a poll shall be taken in such manner as the chairman shall direct. Questions other than those required to be determined by extraordinary resolution shall be decided by a majority of the votes cast on the poll. On a show of hands, every person who is present and entitled to vote, whether as a Noteholder or as proxy for one or more absent Noteholders, or both, shall have one vote. On a poll, each Noteholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each US$1,000 principal amount of Notes of which he shall then be Holder. A proxy need not be a Noteholder. The chairman of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of the Notes, if any, held or represented by him.

7.8	Regulations

Subject to the provisions of this Indenture, the Trustee or the Corporation with the approval of the Trustee may from time to time make and from time to time vary such regulations as it shall consider necessary or appropriate:

(a) for the deposit of instruments appointing proxies at such place and time as the Trustee, the Corporation or the Noteholders convening the meeting, as the case may be, may direct in the notice convening the meeting;

(b) for the deposit of instruments appointing proxies at some approved place other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed, faxed, cabled or telegraphed before the meeting to the Corporation or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

(c) for the form of instrument appointing a proxy and the manner in which the form of proxy may be executed; and

(d) generally for the calling of meetings of Noteholders and the conduct of business thereat including setting a record date for Noteholders entitled to receive notice of or to vote at such meeting.

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be recognized at any meeting as a Noteholder, or be entitled to vote or be present at the meeting in respect thereof (subject to section 7.9), shall be Noteholders or persons holding proxies of Noteholders.

7.9	Corporation, Trustee and Counsel may be Represented

The Corporation and the Trustee, by their respective directors, officers and employees, counsel for each of the Corporation and the Trustee and counsel for the Noteholders may attend any meeting of the Noteholders and speak thereat but shall not be entitled to vote as such unless in their capacities as Noteholders.

7.10	Powers Exercisable by Extraordinary Resolution

In addition to all other powers conferred upon them by any other provisions of this Indenture or by law, the Noteholders at a meeting shall have the power, exercisable from time to time by extraordinary resolution:

(a) to agree with the Corporation to any modification, alteration, compromise or arrangement of the rights of Noteholders and/or the Trustee in its capacity as Trustee hereunder (subject to the Trustee’s approval) or on behalf of the Noteholders against the Corporation, whether such rights arise under this Indenture or the Notes or otherwise;

(b) to amend or repeal any extraordinary resolution previously passed or sanctioned by the Noteholders;

(c) to direct or authorize the Trustee (subject to the Trustee receiving funding and indemnity) to enforce any of the covenants on the part of the Corporation contained in this Indenture or the Notes or to enforce any of the rights of the Noteholders in any manner specified in such extraordinary resolution or to refrain from enforcing any such covenant or right;

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(d) to waive, authorize and direct the Trustee to waive any default on the part of the Corporation in complying with any provisions of this Indenture or the Notes either unconditionally or upon any conditions specified in such extraordinary resolution;

(e) to restrain any Noteholder from taking or instituting any suit, action or proceeding against the Corporation for the enforcement of any of the covenants on the part of the Corporation contained in this Indenture or the Notes or to enforce any of the rights of the Noteholders; and

(f) to direct any Noteholder who, as such, has brought any suit, action or proceeding to stay or discontinue or otherwise deal with any such suit, action or proceeding, upon payment of the costs, charges and expenses reasonably and properly incurred by such Noteholder in connection therewith.

7.11	Meaning of “Extraordinary Resolution”

(a) The expression “extraordinary resolution” when used in this Indenture means, subject as hereinafter in this section 7.11 and in section 7.14 provided, a resolution proposed at a meeting of Noteholders duly convened for that purpose and held in accordance with the provisions of this Article Seven at which there are present in person or by proxy Noteholders representing at least 20% of the aggregate number of all the then outstanding Notes and passed by the affirmative votes of Noteholders representing not less than 66 2/3% of the aggregate principal amount of all the then outstanding Notes represented at the meeting and voted on the poll upon such resolution.

(b) If, at any meeting called for the purpose of passing an extraordinary resolution, Noteholders representing at least 20% of the aggregate principal amount of the then outstanding Notes are not present in person or by proxy within one-half hour after the time appointed for the meeting, then the meeting, if convened by Noteholders or on a Noteholders’ Request, shall be dissolved; but in any other case it shall stand adjourned to such day, being not less than ten Business Days later, and to such place and time as may be appointed by the chairman. Not less than three Business Days prior notice shall be given of the time and place of such adjourned meeting in the manner provided in sections 10.1,10.2 and 10.3. Such notice shall state that at the adjourned meeting the Noteholders present in person or represented by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Noteholders present in person or represented by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in subsection 7.11(1) shall be an extraordinary resolution within the meaning of this Indenture notwithstanding that Noteholders representing at least 20% of the aggregate principal amount of all of the then outstanding Notes are not present in person or represented by proxy at such adjourned meeting.

(c) Votes on an extraordinary resolution shall always be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary.

7.12	Powers Cumulative

It is hereby declared and agreed that any one or more of the powers or any combination of the powers in this Indenture stated to be exercisable by the Noteholders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Noteholders to exercise such powers or combination of powers then or thereafter from time to time.

7.13	Minutes

Minutes of all resolutions and proceedings at every meeting of Noteholders as aforesaid shall be made and duly entered in books to be provided for that purpose by the Corporation and any minutes as aforesaid, if signed by the chairman of the meeting at which resolutions were passed or proceedings held, or by the chairman of the next succeeding meeting of the Noteholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every meeting, in respect of the proceedings of which minutes shall have been made, shall be deemed to have been duly convened and held, and all resolutions passed thereat or proceedings taken, to have been duly passed and taken.

7.14	Instruments in Writing

All actions that may be taken and all powers that may be exercised by the Noteholders at a meeting held as provided in this Article 6 also may be taken and exercised by Noteholders representing at least 66 2/3% of the aggregate principal amount of the then outstanding Notes by an instrument in writing signed in one or more counterparts by such Noteholders in person or by attorney duly appointed in writing, and the expression “extraordinary resolution” when used in this Indenture shall include an instrument so signed.

7.15	Binding Effect of Resolutions

Every resolution and every extraordinary resolution passed in accordance with the provisions of this Article Seven at a meeting of Noteholders shall be binding upon all the Noteholders, whether present at or absent from such meeting, and every instrument in writing signed by Noteholders in accordance with section 7.14 shall be binding upon all the Noteholders, whether signatories thereto or not, and each and every Noteholder and the Trustee (subject to the provisions for indemnity herein contained) shall be bound to give effect accordingly to every such resolution and instrument in writing. In the case of an instrument in writing, the Trustee shall give notice in the manner contemplated in sections 8.1 and 8.2 of the effect of the instrument in writing to all Noteholders and the Corporation forthwith upon receipt of the written instrument.

7.16	Holdings by the Corporation or Subsidiaries of the Corporation Disregarded

(a) In determining whether Noteholders are present at a meeting of Noteholders for the purpose of determining a quorum or have concurred in any consent, waiver, extraordinary resolution, Noteholders’ Request or other action under this Indenture, Notes owned legally or beneficially by the Corporation or any subsidiary of the Corporation or in partnership of which the Corporation is directly or indirectly a party to shall be disregarded.

(b) For the purposes of disregarding any Notes owned legally or beneficially by the Corporation or any Subsidiary or any partnership of which the Corporation is directly or indirectly a party to or any other affiliate of the Corporation in subsection 7.16(1), the Corporation shall provide to the Trustee, from time to time and upon request, a certificate of the Corporation setting forth as at the date of such certificate:

(i)	the names (other than the name of the Corporation) of the registered holders of Notes, which Notes, to the knowledge of the Corporation, are owned by or held for the account of the Corporation or any Subsidiary or a partnership of which the Corporation is directly or indirectly a party to or any other affiliate of the Corporation; and

(ii)	the principal amount of Notes owned legally and beneficially by the Corporation or any Subsidiary or a partnership of which the Corporation is directly or indirectly a party to or any other affiliate of the Corporation;

and the Trustee in making the determination in subsection 7.16(1) shall be entitled to rely on such certificate.

ARTICLE 8

NOTICES

8.1	Notice to the Corporation and the Trustee

(1) Unless otherwise expressly provided herein, any notice to be given hereunder to the Corporation or the Trustee (as the case may be) shall be deemed to be validly given if delivered, if sent by registered letter, postage prepaid or if transmitted by telecopier:

(a)	If to the Corporation, to:

Peru Copper Inc.

Suite 1600

777 Dunsmuir Street

Vancouver, British Columbia V7Y 1K4

Attention:     Chief Executive Officer

Fax No.:       (604) 688-0094

with a copy to:

Cassels Brock & Blackwell LLP

Scotia Plaza, Suite 2100

40 King Street West

Toronto, Ontario M5H 3C2

Attention: Mark T. Bennett

Fax No.:    (416)360-8877

(b)	If to the Trustee, to:

Computershare Trust Company of Canada

100 University Avenue, 9th Floor

Toronto, ON M5J 2Y1

Attention: Manager, Corporate Trust

Fax No.:    (416)981-9777

and any notice given in accordance with the foregoing shall be deemed to have been received on the date of delivery if that date is a Business Day or, if mailed, on the fifth Business Day following the date of the postmark on such notice or, if transmitted by telecopier, on the day following the transmission.

(2) The Corporation or the Trustee, as the case may be, may from time to time notify the other in the manner provided in subsection 8.1(1) of a change of address that, from the effective date of such notice and until changed by like notice, shall be the address of the Corporation or the Trustee, as the case may be, for all purposes of this Indenture. A copy of any notice of change of address given pursuant to this subsection 8.1(2) shall be available for inspection at the principal stock transfer office of the Trustee in the City of Toronto, Ontario by Noteholders during normal business hours.

(3) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Trustee or to the Corporation hereunder could reasonably be considered unlikely to reach its destination, the notice shall be valid and effective only if it is delivered to an officer of the party to which it is addressed or if it is delivered to that party at the appropriate address provided in subsection 8.1(1) by cable, telegram, telex, telecopier or other means of prepaid, transmitted or recorded communication and any notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery to the officer or if delivered by cable, telegram, telex, telecopier or other means of prepaid, transmitted, recorded communication on the third Business Day following the date of the sending of the notice by the person giving the notice.

8.2	Notice to the Noteholders

(1) Any notice to the Warrantholders under the provisions of this Indenture shall be deemed to be validly given if the notice is sent by prepaid mail or, if delivered by hand, to the holders at their addresses appearing in the register of holders. Any notice so delivered shall be deemed to have been received on the date of delivery if that date is a Business Day or the Business Day following the date of delivery if such date is not a Business Day.

(2) If, by reason of strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Warrantholders could reasonably be considered unlikely to reach its destination, the notice may be published or distributed once in the Report on Business section of the national edition of The Globe and Mail newspaper or, in the event of a disruption in the circulation of that newspaper, once in a daily newspaper in the English language of general circulation in the City of Toronto, Ontario; provided that in the case of a notice convening a meeting of the holders of Warrants, the Warrant Agent may require such additional publications of that notice, in the same or in other cities or both, as it may deem necessary for the reasonable protection of the holders of Warrants or to comply with any applicable requirement of law or any stock exchange. Any notice so given shall be deemed to have been given on the day on which it has been published in all of the cities in which publication was required (or first published in a city if more than one publication in that city is required). In determining under any provision hereof, the date when notice of any meeting or other event must be given, the date of giving notice shall be included and the date of the meeting or other event shall be excluded.

8.3	Mail Service Interruption

If the Trustee determines that mail service is or is threatened to be interrupted at the time when the Trustee is required or elects to give any notice to the Noteholders hereunder, the Trustee shall, notwithstanding the provisions hereof, give such notice at the Corporation’s expense by means of publication in The Globe and Mail, national edition, or any other English language daily newspaper or newspapers of general circulation in Canada, once in each of two successive weeks, and any notice so published shall be deemed to have been given on the latest date on which the publication takes place.

If by reason of any actual or threatened interruption of mail service due to strike, lock-out or otherwise, any notice to be given to the Trustee or to the Corporation would be unlikely to reach its destination in a timely manner, such notice shall be valid and effective only if delivered personally in accordance with sections 8.1 or 8.3, as the case may be.

ARTICLE 9

CONCERNING THE TRUSTEE

9.1	Note Indenture Legislation

(a) In this Article Nine, the term “Indenture Legislation” means the provisions, if any, of the Canada Business Corporations Act, and any other statute of Canada or a province thereof, and of the regulations under any such statute, relating to Note Indentures and to the rights, duties and obligations of trustees under Note Indentures and of corporations issuing debt obligations under Note Indentures, to the extent that such provisions are at the time in force and applicable to this Indenture or the Corporation.

(b) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Indenture Legislation, such mandatory requirement shall prevail.

(c) At all times in relation to this Indenture and any action to be taken hereunder, the Corporation and the Trustee each shall observe and comply with Indenture Legislation and the Corporation, the Trustee and each Noteholder shall be entitled to the benefits of Indenture Legislation.

9.2	No Conflict of Interest

The Trustee represents to the Corporation that at the date of the execution and delivery of this Indenture there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder. If at any time a material conflict of interest exists in the Trustee’s role as a fiduciary hereunder the Trustee shall, within 90 days after ascertaining that such a material conflict of interest exists, either eliminate the same or else resign from the trusts hereunder by giving notice in writing to the Corporation at least 21 days prior to such resignation and shall thereupon be discharged from all further duties and liabilities hereunder.

9.3	Rights and Duties of Trustee

(a) In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Trustee shall exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

(b) Subject only to subsection 9.3(1), the obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Noteholders hereunder shall be conditional upon the Noteholders furnishing, when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and indemnity reasonably satisfactory to the Trustee to protect and hold harmless the Trustee against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

(c) The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Noteholders at whose instance it is acting to deposit with the Trustee the Notes held by them, for which Notes the Trustee shall issue receipts.

(d) Every provision of this Indenture that by its terms relieves the Trustee of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of Indenture Legislation, this section 11.3 and section 11.4.

(e) The Trustee shall not be bound to give any notice to do or take any act, action or proceeding in virtue of the powers conferred on it hereby unless and until it shall be required so to do under the terms hereof; nor, subject to any default which may come to the attention of the Trustee, shall the Trustee be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice shall distinctly specify the default desired to be brought to the attention of one Trustee, and in the absence of such notice, the Trustee may for all purposes of this Indenture conclusively assume that the Corporation is not in default hereunder and that no default has been made with respect to the payment of principal of or interest, if any, on Notes or in the observance or performance of any of the covenants, agreements, or conditions contained herein. The giving or the failure to give of any such notice shall in no way limit any discretion herein given to the Trustee to determine whether or not the Trustee shall take action with respect to any default.

(f) The Trustee shall incur no liability with respect to the delivery or non-delivery or any certificate or certificates whether delivered by hand, mail or any other means.

(g) The duties and obligations of the Trustee shall be determined solely by the provisions hereof and, accordingly, the Trustee shall not be responsible except for the performance of such duties and obligations as it has undertaken herein.

9.4	Evidence., Experts and Advisers

(a) In addition to the reports, certificates, opinions, statutory declarations and other evidence required by this Indenture, the Corporation shall furnish to the Trustee such additional evidence of compliance with any provisions hereof, and in such form, as may be prescribed by Indenture Legislation or as the Trustee may reasonably require by written notice to the Corporation.

(b) In the exercise of its rights, duties and obligations, the Trustee may, if it is acting in good faith, rely as to the truth of the statements and the accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports, certificates or other evidence referred to in subsection 9.4(1) provided that the Trustee examines the same and determines that such evidence complies with the applicable requirements of this Indenture and of Indenture Legislation.

(c) The Trustee may employ or retain such counsel, auditors, accountants, appraisers or other experts, assistants or advisers, whose qualifications give authority to any opinion or report made by them, as it may reasonably require for the purpose of discharging its duties hereunder and shall not be responsible for any misconduct on the part of any of them. The Trustee shall incur no liability and it shall be fully protected in acting or not acting in good faith in accordance with any such opinion or report. The cost of such services shall be added to and be part of the Trustee’s expenses hereunder.

9.5	Trustee May Deal in Notes

Subject to section 9.3, the Trustee may buy, sell, lend upon and deal in the Notes or other securities of the Corporation, either with the Corporation or otherwise, and generally contract and enter into financial transactions with the Corporation or otherwise, without being liable to account for any profits made thereby.

9.6	Trustee Not required to Give Security

The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of this Indenture.

9.7	Protection of Trustee

By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and agreed as follows:

(a) The Trustee shall not be liable for or by reason of any representations, statements of fact or recitals in this Indenture or in the Notes (except the representation contained in section 9.2 or in the certificate of the Trustee on the Notes) or be required to verify the same and all such statements of fact or recitals are and shall be deemed to be made by the Corporation (except the representation contained in section 9.2 or in the certificate of the Trustee on the Notes);

(b) nothing herein contained shall impose any obligation on the Trustee to see to or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto;

(c) the Trustee shall not be bound to give notice to any Person of the execution hereof;

(d) the Trustee shall not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Corporation of any of the covenants herein contained or of any acts of the agents of the Corporation; and

(e) the Trustee will disburse the monies in accordance with this Indenture only to the extent that monies have been deposited with it.

9.8	Investment of Trust Moneys

Unless otherwise provided in this Indenture, any moneys held by the Trustee, which under the trusts of this Indenture may or ought to be invested or which may be on deposit with the Trustee or which may be in the hands of the Trustee, may be invested and reinvested in the name or under the control of the Trustee as directed in writing by the Corporation in any of the debt securities in which trustees are by the laws of the Province of Ontario authorized to invest at the time of investment maturing not later than one year from such time. Pending such investment such moneys may be placed by the Trustee with its own deposit department. The Trustee shall allow interest at the current rate for similar deposits on moneys remaining on deposit with it and, provided that the Corporation is not in default hereunder, shall credit the Corporation with interest received on all moneys invested as provided in this section 9.8.

The Trustee shall be accountable only for reasonable diligence in the investment of moneys under this section 9.8 and the Trustee shall not be liable for any loss or losses realized on such investments, negligence, wilful acts or defaults only excepted.

9.9	Action by Trustee to Protect Interests

The Trustee shall have the power to institute and maintain all and any such actions, suits or proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the holders of the Notes.

9.10	Replacement of Trustee

The Trustee may resign from the trusts hereunder and thereupon be discharged from all further duties and liabilities hereunder by giving to the Corporation 60 days’ notice in writing or such shorter notice as the Corporation may accept as sufficient. The Noteholders by Extraordinary Resolution shall have power at any time to remove the Trustee and to appoint a new trustee hereunder. In the event of the Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation shall forthwith appoint a new trustee hereunder unless a new trustee has already been appointed by the Noteholders; failing such appointment by the Corporation, the retiring trustee hereunder (at the expense of the Corporation) or any Noteholder may apply to a Judge of the Ontario Court of Justice (General Division), on such notice as such Judge may direct, for the appointment of a new trustee hereunder; but any trustee so appointed by the Corporation or by the Court shall be subject to removal as aforesaid by the Noteholders. Any new trustee hereunder appointed under any provision of this section 9.10 shall be a corporation authorized and qualified to carry on the business of a trust company in the Province of Ontario and every other jurisdiction where such authorization or qualification is necessary to enable it to act as a trustee hereunder, shall certify that it will not have any material conflict of interest upon becoming trustee hereunder, and shall accept the trust herein declared and provided for. On any new appointment the new trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee.

Any corporation into which the Trustee may be merged or with which it may be consolidated or amalgamated, or any corporation resulting from any merger, consolidation or amalgamation to which the Trustee shall be a party, or any corporation that has purchased all or substantially all of the book of corporate trust business of the Trustee, shall be the successor Trustee under this Indenture without the necessity of the execution of any instrument or any further act.

9.11	Acceptance of Trusts

The Trustee accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth and in trust for the various Persons who shall from time to time be Noteholders, subject to the terms and conditions herein set forth.

9.12	Indemnity of Trustee

In addition to and without limiting any protection of the Trustee hereunder or otherwise by law, the Corporation hereby indemnifies the Trustee and saves it and its officers, directors, employees and agents harmless from all liabilities, suits, damages, costs, expenses and actions that may be brought against or suffered by it arising out of or connected with the performance by it of its duties hereunder except to the extent that such liabilities, suits, damages, costs and actions are attributable to the negligence or willful misconduct of the Trustee. Notwithstanding any other provision hereof, this indemnity shall survive any removal or resignation of the Trustee, discharge of this Indenture and termination of any trusts thereunder.

ARTICLE 10

SUPPLEMENTAL INDENTURES

10.1	Supplemental Indentures

From time to time the Trustee and, when authorized by a resolution of the Directors, the Corporation may and they shall, when required by this Indenture, execute, acknowledge and deliver, by their proper officers, deeds or indentures supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

(a) providing for the issuance of additional Notes hereunder and any consequential amendments hereto as may be required by the Trustee, and as directed by the Corporation;

(b) adding to the provisions hereof such additional covenants of the Corporation, enforcement provisions and other provisions for the protection of the Holders of the Notes and/or providing for events of default in addition to those herein specified;

(c) making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder, including the making of any modifications in the form of the Notes which do not affect the substance thereof and which, in the opinion of the Trustee, it may be expedient to make, provided that the Trustee shall be of the opinion that such provisions and modifications will not be materially prejudicial to the interests of the Noteholders;

(d) evidencing the succession, or successive successions, of other corporations to the Corporation and the covenants of and obligations assumed by any such successor in accordance with the provisions of this Indenture;

(e) giving effect to any Extraordinary Resolution passed as provided herein;

(f) making any modification of any of the provisions of this Indenture or the Notes which is of a formal, minor or technical nature;

(g) making any additions to, deletions from or alterations of the provisions of this Indenture (including any of the terms and conditions of the Notes) which, in the opinion of the Trustee, are not materially prejudicial to the interests of the Noteholders and which are necessary or advisable in order to incorporate, reflect or comply with Indenture Legislation;

(h) adding to or altering the provisions hereof in respect of the transfer of Notes, including provision for the exchange of Notes of different denominations, and making any modification in the form of the Notes which does not affect the substance thereof and which, in the opinion of the Trustee, is not materially prejudicial to the interests of the Noteholders;

(i) correcting or rectifying any ambiguities, defective provisions, errors or omissions herein, provided that, in the opinion of the Trustee, the rights of the Trustee and the Noteholders are in no way materially prejudiced thereby; and

(j) any other purpose not inconsistent with the terms of this Indenture provided that, in the opinion of the Trustee, the rights of the Trustee and of the Noteholders are in no way materially prejudiced thereby.

ARTICLE 11

EXECUTION

11.1	Counterparts and Formal Date

This Indenture may be executed in several counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear date as of the 18th day of March, 2004.

11.2	Language of Indenture

The parties hereto have requested that this document be drafted in the English language. Les parties ont demandé que le présent document soit rédigé en langue anglais.

IN WITNESS WHEREOF the parties hereto have executed this Indenture under their respective corporate seals and the hands of their proper officers duly authorized in that behalf.

PERU COPPER INC.

/s/ David E. DeWitt c/s
David E. DeWitt Director

COMPUTERSHARE TRUST COMPANY OF CANADA

/s/ Sandra Zada c/s
Name:	Sandra Zada
Title:	Professional, Corporate Trust

/s/ Carrie Sheppard
Name:	Carrie Sheppard
Title:	Professional, Corporate Trust

SCHEDULE“A”

FORM OF NOTE

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE THE EARLIER OF (i) THE DATE THAT IS TWELVE MONTHS AND A DAY AFTER THE DATE THE ISSUER FIRST BECAME A REPORTING ISSUER IN ANY OF ALBERTA, BRITISH COLUMBIA, MANITOBA, NOVA SCOTIA, ONTARIO, QUEBEC AND SASKATCHEWAN, IF THE ISSUER IS A SEDAR FILER; AND (ii) THE DATE THAT IS TWELVE MONTHS AND A DAY AFTER THE LATER OF (A) THE DISTRIBUTION DATE, AND (B) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN THE LOCAL JURISDICTION OF THE PURCHASER OF THE SECURITIES THAT ARE THE SUBJECT OF THE TRADE.

[For U.S. persons, persons in the United States or persons for the account or benefit of a U.S. person or a person in the United States, the following legend is applied.]

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULES 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE U.S. STATE SECURITIES LAWS, AND THE HOLDER HAS PRIOR TO SUCH SALE FURNISHED TO THE CORPORATION AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE COMPANY OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. AT ANY TIME THE COMPANY IS A “FOREIGN ISSUER” AS DEFINED IN RULE 902 UNDER THE 1933 ACT, A NEW CERTIFICATE, BEARING NO LEGEND, THE DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY” MAY BE OBTAINED FROM ,THE COMPANY’S TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN FORM REASONABLY SATISFACTORY TO THE COMPANY AND THE COMPANY’S TRANSFER AGENT TO THE EFFECT THAT THE SALE OF THE SECURITIES IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT AT A TIME WHEN THE COMPANY IS A “FOREIGN ISSUER” AS DEFINED IN RULE 902 UNDER THE 1933 ACT.

PERU COPPER INC.

Non-Interest Bearing Unsecured Convertible Notes

(the “Notes”)

Holder •	Principal Amount of US$•

This Note is one of the non-interest bearing, unsecured, convertible notes of Peru Copper Inc. (the “Corporation”) issued or issuable under the provisions of a note indenture made as of the 18th day of March, 2004 (the “Indenture”) between the Corporation and Computershare Trust Company of Canada (the “Trustee”). The Notes are limited to an aggregate principal amount of US$15,390,000 in lawful money of the United States. Reference is hereby expressly made to the Indenture for a description of the terms and conditions upon which the Notes are or are to be issued and held and the rights and remedies of the registered holder (the “Holder”) hereof and of the Corporation and of the Trustee, all to the same effect as if the provisions of the Indenture were herein set forth, to all of which provisions the Holder by acceptance hereof assents.

All capitalized terms used in this certificate and not otherwise defined herein shall have the meaning ascribed to such terms in the Indenture.

The Corporation for value received hereby acknowledges itself indebted and, subject to the provisions of the Indenture, promises to pay to the Holder, in accordance with the provisions of the Indenture, the principal sum of US$•, in either lawful money of the United States or by the issuance of common shares of the Corporation (“Common Shares”) in accordance with the provisions of the Indenture, on presentation and surrender to the Trustee of this Note certificate.

The Notes are initially issuable only as fully registered Notes in denominations of US$1.33 and integral multiples thereof. Upon compliance with the provisions of the Indenture, Notes of any denomination may be exchanged for an equal aggregate principal amount of Notes in any other authorized denomination or denominations.

This Note is convertible, at the option of the holder hereof, upon surrender of this Note certificate together with a duly completed and executed copy of the conversion form attached hereto at the principal office of the Trustee in the City of Toronto, Ontario at any time prior to the close of business on the business day immediately preceding the day upon which the Corporation completes an IPO, into fully paid and non-assessable Common Shares at a conversion price of US$1.33 per Common Share, all subject to the terms and conditions and in the manner set forth in the Indenture. The Indenture makes provision for the adjustment of the conversion price in the events therein specified. No fractional Common Shares will be issued on any conversion.

Upon the Corporation completing an IPO, this Note shall be automatically converted, with no further action on the part of the Holder necessary, into Common Shares in the capital of the Corporation at a conversion price of US$1.33 per Common Share, all subject to the terms and conditions and in the manner set forth in the Indenture. The Indenture makes provision for the adjustment of the conversion price in the events therein specified. No fractional Common Shares will be issued on any automatic conversion.

The principal hereof may become or be declared due and payable, in the manner, with the effect and at the times provided in the Indenture.

The Indenture contains provisions making binding upon all Holders of Notes outstanding, resolutions passed at meetings of such Holders held in accordance with such provisions and instruments signed by the Holders of a specified majority of Notes outstanding, which resolutions or instruments may have the effect of amending the terms of the Note or the Indenture. The Indenture also contains provisions that entitle the Holders of Notes outstanding to vote on all matters to be voted on by holders of Common Shares.

This Note may only be transferred, upon compliance with the conditions prescribed in the Indenture and upon surrender of this Note certificate together with a duly completed and executed copy of the transfer form attached hereto, in the register to be kept at the principal office of the Trustee in the City of Toronto, Ontario and in such other place or places and/or by such other registrars (if any) as the Corporation, with the approval of the Trustee, may designate by the registered holder hereof or his executors or administrators or other legal representatives, or his or their attorney duly appointed by an instrument in form and substance satisfactory to the Trustee or other registrar, and upon compliance with such reasonable requirements as the Trustee and/or other registrar may prescribe.

This Note shall not become obligatory for any purpose until it shall have been certified by the Trustee under the Indenture.

IN WITNESS WHEREOF the Corporation has caused this Note certificate to be signed by its duly authorized officer as of the      day of March, 2004.

PERU COPPER INC.

Authorized Signing Officer

Certified by the Trustee:

COMPUTERSHARE TRUST COMPANY OF CANADA

Authorized Signing Officer

TRANSFER OF NOTES

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

(name)

(address)

Notes in the principal amount of US$             registered in the name of the undersigned represented by the within certificate.

DATED the      day of                     ,

Signature of Note Holder

guaranteed by:

Authorized Signature Number

NOTE: The signature to this transfer must correspond with the name as recorded on the Notes in every particular without alteration or enlargement or any change whatever. The signature of the person executing this transfer must be guaranteed by an authorized officer of a Canadian chartered bank or of a major Canadian trust company or by a medallion signature guarantee from a member recognized under the Signature Medallion Guarantee Program or from a similar entity in the United States, if this transfer is executed in the United States, or in accordance with industry standards.

Deliver to:

Computershare Trust Company of Canada

100 University Avenue, 9th Floor

Toronto, Ontario

M5J 2Y1

CONVERSION FORM

TO:

Computershare Trust Company of Canada
100 University Avenue, 9th Floor
Toronto, Ontario
M5J 2Y1

The undersigned holder of the within Notes hereby exercises Notes in the principal amount of US$             represented hereby and the right provided for in such exercised Notes to receive Common Shares of Peru Copper Inc. issuable pursuant to such Notes.

The undersigned hereby irrevocably directs that the said Common Shares be issued and delivered as follows:

Name(s) in Full	Address(es)	Number(s)

(Please print in full the name in which certificates are to be issued. If any of the securities are to be issued to a person or persons other than the Noteholder, the Transfer of Notes form must be completed and the Noteholder must pay any and all exigible transfer taxes or other government charges.)

Note: Certificates will not be registered or delivered to an address in the United States unless Box B or Box C below is checked.

The undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

☐	A	The undersigned holder (i) at the time of conversion of the Notes is not in the United States; (ii) is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and is not converting the Notes on behalf of a “U.S. person”; and (iii) did not execute or deliver this exercise form in the United States.

☐	B	The undersigned holder (i) purchased the Notes directly from Peru Copper Inc. pursuant to a written subscription agreement for the purchase of Notes, (ii) is converting the Notes solely for its own account and not on behalf of any other Person; and (iii) was an “accredited investor”, as that term is defined in Regulation D under the U.S. Securities Act, both on the date the Notes were purchased from the Corporation and on the date of conversion of the Notes.

☐	C.	The undersigned holder has delivered to Peru Copper Inc. an opinion of counsel (which will not be sufficient unless it is from counsel of recognized standing and in form and substance reasonably satisfactory to Peru Copper Inc.) to the effect that an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

DATED this      day of                     ,

Witness	Signature of Registered Noteholder

Witness	Name of Registered Noteholder

Address of Registered Noteholder

Social Insurance Number of Registered Noteholder

☐	Please check box if these certificates are to be delivered to the office where this Note Certificate is surrendered, failing which the certificates will be mailed to the address shown on the register.

(The Trustee may require that the signature above be guaranteed, in which event the following must be completed.)

Signature of Noteholder

Guaranteed By:

Authorized Signature Number

NOTE: If the signature of the person executing this form is to be guaranteed, it must be guaranteed by an authorized officer of a Canadian chartered bank or of a major Canadian trust company or by a medallion signature guarantee from a member recognized under the Medallion Guarantee Program or from a similar entity in the United States, if this form is executed in the Untied States, or in accordance with industry standards.

NOTE: If Box C is to be checked, holders are encouraged to consult with Peru Copper Inc. in advance to determine that the legal opinion tendered in connection with exercise will be satisfactory in form and substance to Peru Copper Inc.